                                                          Exhibit 10(e)




              AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            MACKLOWE PROPERTIES, L.P.

                         Dated as of ____________, 1998
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                                TABLE OF CONTENTS

                                                                            Page

                                    ARTICLE 1
                                  DEFINED TERMS...............................2

                                   ARTICLE 2
                             ORGANIZATIONAL MATTERS..........................14
      Section 2.1       Formation............................................14
      Section 2.2       Name.................................................14
      Section 2.3       Registered Office and Agent; Principal Office........15
      Section 2.4       Power of Attorney....................................15
      Section 2.5       Term.................................................16

                                    ARTICLE 3
                                     PURPOSE.................................16
      Section 3.1       Purpose and Business.................................16
      Section 3.2       Powers...............................................17
      Section 3.3       Partnership Only for Purposes Specified..............17

                                    ARTICLE 4
                              CAPITAL CONTRIBUTIONS..........................18
      Section 4.1       Capital Contributions of the Partners................18
      Section 4.2       Issuances of Additional Partnership Interests........19
      Section 4.3       Contribution of Proceeds of Issuance of REIT Shares..20
      Section 4.4       No Interest on Capital...............................20
      Section 4.5       No Other Contribution Provisions.....................20
      Section 4.6       No Preemptive Rights.................................21

                                    ARTICLE 5
                                 DISTRIBUTIONS...............................21
      Section 5.1       Requirement and Characterization of Distributions....21
      Section 5.2       Amounts Withheld.....................................21
      Section 5.3       Distributions upon Liquidation.......................22
      Section 5.4       Revisions to Reflect Issuance of Additional
                        Partnership Interests ...............................22
      Section 5.5       Minimum Distributions If REIT Shares Not Publicly
                        Traded ..............................................22

                                    ARTICLE 6
                        ALLOCATIONS OF PROFITS AND LOSSES....................22
      Section 6.1       Profits and Losses...................................22


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      Section 6.2       Mandatory Allocations................................22
      Section 6.3       Other Allocation Rules...............................24
      Section 6.4       Tax Allocations......................................24

                                    ARTICLE 7
                      MANAGEMENT AND OPERATIONS OF BUSINESS..................25
      Section 7.1       Management...........................................25
      Section 7.2       Certificate of Limited Partnership...................29
      Section 7.3       Restrictions on General Partner Authority............30
      Section 7.4       Reimbursement of the General Partner and the
                        General Partner; DRIP's and Repurchase Programs......30
      Section 7.5       Outside Activities of the General Partner............32
      Section 7.6       Contracts with Affiliates............................32
      Section 7.7       Indemnification......................................33
      Section 7.8       Liability of the General Partner.....................35
      Section 7.9       Other Matters Concerning the General Partner.........36
      Section 7.10      Title to Partnership Assets..........................37
      Section 7.11      Reliance by Third Parties............................37

                                    ARTICLE 8
                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS................38
      Section 8.1       Limitation of Liability..............................38
      Section 8.2       Management of Business...............................38
      Section 8.3       Outside Activities of Limited Partners...............38
      Section 8.4       Return of Capital....................................39
      Section 8.5       Rights of Limited Partners Relating to the
                        Partnership .........................................39
      Section 8.6       Redemption Rights....................................40
      Section 8.7       Intentionally Omitted................................43
      Section 8.8       Class B Exchange Right...............................43

                                    ARTICLE 9
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS..................43
      Section 9.1       Records and Accounting...............................43
      Section 9.2       Fiscal Year..........................................43
      Section 9.3       Reports..............................................43

                                   ARTICLE 10
                                   TAX MATTERS...............................44
      Section 10.1      Preparation of Tax Returns...........................44
      Section 10.2      Tax Elections........................................44
      Section 10.3      Tax Matters Partner..................................45
      Section 10.4      Organizational Expenses..............................46

                                                                            Page

      Section 10.5      Withholding..........................................46

                                   ARTICLE 11
                            TRANSFERS AND WITHDRAWALS........................47
      Section 11.1      Transfer.............................................47
      Section 11.2      Transfer of the General Partner Interest and
                        General Partner's Limited Partner Interest;
                        Extraordinary Transactions...........................48
      Section 11.3      Limited Partners' Rights to Transfer.................49
      Section 11.4      Substituted Limited Partners.........................50
      Section 11.5      Assignees............................................51
      Section 11.6      General Provisions...................................51

                                   ARTICLE 12
                              ADMISSION OF PARTNERS..........................54
      Section 12.1      Admission of Successor General Partner...............54
      Section 12.2      Admission of Additional Limited Partners.............54
      Section 12.3      Amendment of Agreement and Certificate of Limited
                        Partnership .........................................55

                                   ARTICLE 13
                    DISSOLUTION, LIQUIDATION AND TERMINATION.................55
      Section 13.1      Dissolution..........................................55
      Section 13.2      Winding-Up...........................................56
      Section 13.3      Deemed Distribution and Recontribution...............58
      Section 13.4      Rights of Limited Partners...........................58
      Section 13.5      Notice of Dissolution................................58
      Section 13.6      Termination of Partnership and Cancellation of
                        Certificate of Limited Partnership...................58
      Section 13.7      Reasonable Time for Winding-Up.......................59
      Section 13.8      Waiver of Partition..................................59
      Section 13.9      Liability of Liquidator..............................59

                                   ARTICLE 14
                  AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS...............59
      Section 14.1      Amendments...........................................59
      Section 14.2      Meetings of the Partners.............................61

                                   ARTICLE 15
                               GENERAL PROVISIONS............................62
      Section 15.1      Addresses and Notice.................................62
      Section 15.2      Titles and Captions..................................62


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                                                                            Page

      Section 15.3      Pronouns and Plurals.................................62
      Section 15.4      Further Action.......................................62
      Section 15.5      Binding Effect.......................................62
      Section 15.6      Creditors............................................63
      Section 15.7      Waiver...............................................63
      Section 15.8      Counterparts.........................................63
      Section 15.9      Applicable Law.......................................63
      Section 15.10     Invalidity of Provisions.............................63
      Section 15.11     Entire Agreement.....................................64
      Section 15.12     No Rights as Stockholders............................64


                                    EXHIBITS

Exhibit A -  Partner's Contributions and Partnership Interests
Exhibit B -  Notice of Redemption


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

                              AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                            MACKLOWE PROPERTIES, L.P.

                          Dated as of ___________, 1998

      THIS AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (this "Agreement") of MACKLOWE PROPERTIES, L.P., a Delaware limited partnership (the "Partnership") , dated as of _____________, 1998, is entered into by and among MACKLOWE PROPERTIES, INC., a Maryland corporation (the "General Partner"), and the Persons (as defined below) whose names are set forth on Exhibit A attached hereto under the heading "Limited Partners" (as it may be amended from time to time).

      WHEREAS, this Partnership was originally formed on March 25, 1998;

      WHEREAS, immediately prior to or contemporaneously with the execution hereof, the persons named on Exhibit A hereto conveyed to the Partnership all of their right, title and interest to certain real properties, direct and indirect interests in such properties and other assets owned by them and received in exchange therefor Partnership Interests (as defined below) and, accordingly, the parties would like to amend and restate the original partnership agreement of this Partnership;

      WHEREAS, the General Partner proposes (i) to effect a public offering of its common stock, (ii) to acquire and cause the Partnership to acquire direct and indirect interests in certain properties and other assets, (iii) to cause the Partnership to enter into certain financing arrangements and (iv) to contribute the remaining net proceeds from the public offering and the other assets of the General Partner to the Partnership;

      WHEREAS, the Partnership will issue Partnership Interests to the General Partner in accordance with the foregoing transactions;

      NOW, THEREFORE, BE IT RESOLVED, that for good and adequate consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE 1
                                  DEFINED TERMS

      The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

      "Act" means the Delaware Revised Uniform Limited Partnership Act, as it may be amended from time to time, and any successor to such statute.

      "Additional Limited Partner" means a Person admitted to the Partnership as a Limited Partner pursuant to Sections 4.2 and 12.2 hereof and who is shown as such on the books and records of the Partnership.

      "Adjusted Capital Account Deficit" means, with respect to any Partner, the deficit balance, if any, in such Partner's Capital Account as of the end of the relevant Partnership Year, after giving effect to the following adjustments:

                  (i) Credit to such Capital Account any amounts which such Partner is obligated to restore to the Partnership pursuant to any provision of this Agreement or is deemed to be obligated to restore to the Partnership pursuant to the second to last sentences of Regulations ss.ss. 1.704-2(g)(1) and 1.704-2(i)(5).

                  (ii) Debit to such Capital Account the items described in Regulations ss.ss. 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

Except as otherwise modified herein, the foregoing definition of Adjusted Capital Account Deficit is intended to comply with the provisions of Regulations ss. 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

      "Administrative Expenses" means (i) all administrative and operating costs and expenses incurred by the Partnership, (ii) those administrative costs and expenses of the General Partner, including any salaries or other payments to directors, officers or employees of the General Partner, and any accounting and legal expenses of the General Partner, which expenses, the Partners have agreed, are expenses of the Partnership and not the General Partner, and (iii) to the extent not included in clause (ii) above, REIT Expenses.

      "Affiliate" means, with respect to any Person, any Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of this definition, "control," when used with respect to any Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing. No officer, director or stockholder of the General

Partner shall be considered an Affiliate of the General Partner solely as a result of serving in such capacity or being a stockholder of the General Partner.

      "Agreement" means this Amended and Restated Agreement of Limited Partnership, as it may be further amended, supplemented or restated from time to time.

      "Articles of Incorporation" means the Articles of Incorporation or other organizational document governing the General Partner, as amended or restated from time to time.

      "Assignee" means a Person to whom one or more Partnership Units have been transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in Section 11.5.

      "Business Day" means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York, are authorized or required by law to close.

      "Capital Account" means, with respect to each Partner, a book account maintained in accordance with the following provisions:

            (i) To each Partner's Capital Account there shall be credited such Partner's Capital Contributions, such Partner's distributive share of Profits and any items in the nature of income or gain which are allocated to such Partner pursuant to Section 6.2, and the amount of any Partnership liabilities that are assumed by such Partner or that are secured by any Partnership property distributed to such Partner.

            (ii) To each Partner's Capital Account there shall be debited the amount of cash and the Gross Asset Value of any Partnership asset distributed to such Partner pursuant to any provision of this Agreement, such Partner's distributive share of Losses and any items in the nature of expenses and losses which are allocated to such Partner pursuant to Section 6.2, and the amount of any liabilities of such Partner that are assumed by the Partnership or which are secured by any property contributed to the Partnership by such Partner (except to the extent already reflected in the amount of such Partner's Capital Contributions).

      If the Gross Asset Value of Partnership assets are adjusted pursuant to paragraph (ii), (iii) or (iv) of the definition of Gross Asset Value, the Capital Accounts of the Partners shall be adjusted to reflect the aggregate net adjustments as if the Partnership sold all of its assets for their fair market values, and recognized gain or loss equal to the aggregate amount of such net adjustment.

      The foregoing definition and other provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Code ss. 704(b) and the

Regulations thereunder, and shall be interpreted and applied in a manner consistent with such regulations.

      Any transferee of a Partnership Interest or a portion thereof shall succeed to the Capital Account relating to the Partnership Interest transferred or the corresponding portion thereof.

      "Capital Contributions" means, with respect to any Partner, the amount of cash and the initial Gross Asset Value of any other property contributed or deemed contributed to the capital of the Partnership by or on behalf of such Partner, reduced by the amount of any liability assumed by the Partnership relating to such property and any liability to which such property is subject.

      "Cash Amount" means an amount of cash per Partnership Unit equal to the Value on the Valuation Date of the REIT Shares Amount.

      "Certificate of Limited Partnership" means the Certificate of Limited Partnership relating to the Partnership filed in the office of the Delaware Secretary of State, as amended from time to time in accordance with the terms hereof and the Act.

      "Class B Limited Partner" means any Limited Partner named as a Class B Limited Partner under the heading "Class B Limited Partners" on Exhibit A attached hereto.

      "Class B Partnership Unit" means a fractional, undivided share of the Partnership Interests of all Partners issued to Class B Limited Partners pursuant to Sections 4.1, 4.2 and 4.3. The number of Class B Partnership Units outstanding and the Percentage Interest in the Partnership represented by such Units are set forth in Exhibit A attached hereto, as such Exhibit may be amended from time to time. The ownership of Class B Partnership Units shall be evidenced by such form of certificate for units as the General Partner adopts from time to time unless the General Partner determines that the Class B Partnership Units shall be uncertificated securities.

      "Class B Redeeming Partner" has the meaning set forth in Section 8.6.B.

      "Class B Redemption Right" has the meaning set forth in Section 8.6.B.

      "Code" means the Internal Revenue Code of 1986, as amended and in effect from time to time, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

      "Common Limited Partner" means any Limited Partner named as a Common Limited Partner under the heading "Common Limited Partners" on Exhibit A attached hereto.

      "Common Partnership Unit" means a fractional, undivided share of the Partnership Interests of all Partners issued to Common Limited Partners pursuant to Sections 4.1, 4.2 and 4.3. The number of Common Partnership Units outstanding and the Percentage Interest in the Partnership represented by such Units are set forth in Exhibit A attached hereto, as such Exhibit may be amended from time to time. The ownership of Common Partnership Units shall be evidenced by such form of certificate for units as the General Partner adopts from time to time unless the General Partner determines that the Common Partnership Units shall be uncertificated securities.

      "Common Redeeming Partner" has the meaning set forth in Section 8.6.A.

      "Common Redemption Right" has the meaning set forth in Section 8.6.A.

      "Consent" means the consent or approval of a proposed action by a Partner given in accordance with Section 14.2 hereof.

      "Conversion Factor" means 1.0; provided, that if the General Partner (i) declares or pays a dividend on its outstanding REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares; (ii) subdivides its outstanding REIT Shares; or (iii) combines its outstanding REIT Shares into a smaller number of REIT Shares, the Conversion Factor shall be adjusted by multiplying the Conversion Factor by a fraction, the numerator of which shall be the number of REIT Shares issued and outstanding on the record date for such dividend, distribution, subdivision or combination (assuming for such purpose that such dividend, distribution, subdivision or combination has occurred as of such time), and the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, subdivision or combination. Any adjustment to the Conversion Factor shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event (provided, however, if a Notice of Redemption is given prior to such a record date and the Specified Redemption Date is after such a record date, then the adjustment to the Conversion Factor shall, with respect to such redeeming Partner, be retroactive to the date of such Notice of Redemption). It is intended that adjustments to the Conversion Factor are to be made in order to avoid unintended dilution or anti-dilution as a result of transactions in which REIT Shares are issued, redeemed or exchanged without a corresponding issuance, redemption or exchange of Partnership Units. If, prior to a Specified Redemption Date, Rights (other than Rights issued pursuant to an employee benefit plan or other compensation arrangement) were issued and have expired, and such Rights were issued with an exercise price that, together with the purchase price for such Rights, was below fair market value in relation to the security or other property to be acquired upon the exercise of such Rights, and such Rights were issued to all holders of outstanding REIT Shares or the General Partner cannot in good faith represent that the issuance of such Rights benefitted the Limited Partners, then the Conversion Factor applicable upon a Notice of Redemption shall be equitably adjusted in a manner consistent with antidilution provisions in warrants and other instruments in the case of such a below market issuance or exercise price. A similar equitable adjustment to protect the value of Partnership Units shall be made in all events if any Rights issued under a "Shareholder Rights Plan" became exercisable and expired prior to a Specified Redemption Date.

      "Debt" means, as to any Person, as of any date of determination, (i) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services, (ii) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person, (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person's interest in such property, even though such Person has not assumed or become liable for the payment thereof, and (iv) obligations of such Person incurred in connection with entering into a lease which, in accordance with generally accepted accounting principles, should be capitalized.

      "Depreciation" means, for each Partnership Year or other period, an amount equal to the depreciation, amortization or other cost recovery deduction allowable for federal income tax purposes with respect to an asset for such Partnership Year or other period; provided, however, that if the Gross Asset Value of an asset differs from its adjusted basis for federal income tax purposes at the beginning of such Partnership Year or other period, Depreciation shall be an amount which bears the same ratio to such beginning Gross Asset Value as the federal income tax depreciation, amortization, or other cost recovery deduction for such Partnership Year or other period bears to such beginning adjusted tax basis; provided, further, that if the federal income tax depreciation, amortization, or other cost recovery deduction for such Partnership Year is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the General Partner.

      "Effective Date" means the date of closing the initial public offering of REIT Shares by the General Partner.

      "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

      "Exchange Right" has the meaning set forth in Section 8.8

      "Extraordinary Transaction" shall mean, with respect to the General Partner, the occurrence of one or more of the following events: (i) a merger (including a triangular merger), consolidation or other combination with or into another Person; (ii) the direct or indirect sale, lease, exchange or other transfer of all or substantially all of its assets in one transaction or a series of transactions; (iii) any reclassification, recapitalization or change of its outstanding equity interests (other than a change in par value, or from par value to no par value, or as a result of a split, dividend or similar subdivision); (iv) any issuance of equity securities of the General Partner in exchange for assets (other than an issuance of securities for cash or an issuance of securities pursuant to an employee benefit plan); (v) any Change of Control (as defined in the Articles of Incorporation) or (vi) the adoption of any plan of liquidation or dissolution of the General Partner (whether or not in compliance with the provisions of this Agreement).

      "General Partner" means Macklowe Properties, Inc., a Maryland corporation, in its capacity as the general partner of the Partnership, or its successors as general partner of the Partnership.

      "General Partner Interest" means a Partnership Interest held by the General Partner, in its capacity as general partner. A General Partner Interest may be expressed as a number of Partnership Units.

      "Gross Asset Value" means, with respect to any asset, the asset's adjusted basis for federal income tax purposes, except as follows:

      (i) The initial Gross Asset Value of any asset contributed by a Partner to the Partnership shall be the gross fair market value of such asset at the time of contribution, as reasonably determined by the General Partner;

      (ii) The Gross Asset Values of all Partnership Assets shall be adjusted to equal their respective gross fair market values, as reasonably determined by the General Partner, as of the following times: (a) the acquisition of an additional interest in the Partnership by any new or existing Partner in exchange for more than a de minimis Capital Contribution; (b) the distribution by the Partnership to a Partner of more than a de minimis amount of property as consideration for an interest in the Partnership; and (c) the liquidation of the Partnership within the meaning of Regulations ss. 1.704-1(b)(2)(ii)(g); provided, however, that adjustments pursuant to clauses (a) and (b) above shall be made only if the General Partner reasonably determine that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership;

      (iii) The Gross Asset Value of any Partnership Asset distributed to any Partner shall be the gross fair market value of such asset on the date of distribution; and

      (iv) The Gross Asset Values of Partnership Assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code ss. 734(b) or Code ss. 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations ss. 1.704-1(b)(2)(iv)(m).

If the Gross Asset Value of an asset has been determined or adjusted pursuant to this provision, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Profits and Losses. Any adjustment to the Gross Asset Values of Partnership Assets shall require an adjustment to the Partner's Capital Account as provided in the definition of Profits and Losses and in Section 6.2 hereof.

      "Incapacity" or "Incapacitated" means, (i) as to any individual Partner, death, total physical disability or entry by a court of competent jurisdiction adjudicating him incompetent to manage his or her Person or estate; (ii) as to any corporation which is a Partner, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any partnership which is a Partner, the dissolution and commencement of winding up of the partnership; (iv) as to any estate which is a Partner, the distribution by the fiduciary of the estate's entire interest in the Partnership; (v) as to any trustee of a trust which is a Partner, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner, the bankruptcy of such Partner. For purposes of this definition, bankruptcy of a Partner shall be deemed to have occurred when (a) the Partner commences a voluntary proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect; (b) the Partner is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner; (c) the Partner executes and delivers a general assignment for the benefit of the Partner's creditors; (d) the Partner files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner in any proceeding of the nature described in clause (b) above; (e) the Partner seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or for all or any substantial part of the Partner's properties; (f) any proceeding seeking liquidation, reorganization or other relief of or against such Partner under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within one hundred twenty (120) days after the commencement thereof; (g) the appointment without the Partner's consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within one hundred twenty (120) days of such appointment; or (h) an appointment referred to in clause (g) which has been stayed is not vacated within one hundred twenty (120) days after the expiration of any such stay.

      "Indemnitee" means (i) any Person made a party to a proceeding by reason of (A) his status as the General Partner, or as a stockholder or Affiliate of the General Partner, or as a director, officer or employee of the Partnership, the General Partner or any such stockholder or Affiliate of the General Partner, or (B) his or its liabilities, pursuant to a loan guarantee or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken assets subject to); and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

      "Independent Directors" has the meaning given such term in the Articles of Incorporation.

      "IRS" means the Internal Revenue Service, which administers the internal revenue laws of the United States.

      "Limited Partner" means any Person (including the General Partner) named as a Limited Partner in Exhibit A attached hereto (whether a Common Limited Partner or a Class B Limited Partner), as such Exhibit may be amended from time to time, or any Substituted Limited Partner or Additional Limited Partner, in such Person's capacity as a Limited Partner of the Partnership.

      "Limited Partner Interest" means a Partnership Interest of a Limited Partner in the Partnership representing a fractional part of the Partnership Interests of all Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled, as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Limited Partner Interest may be expressed as a number of Partnership Units.

      "Liquidating Events" has the meaning set forth in Section 13.1.

      "Liquidator" has the meaning set forth in Section 13.2.

      "Losses" has the meaning set forth in the definition of "Profits" and "Losses."

      "Nonrecourse Deductions" has the meaning set forth in Regulations ss. 1.704-2(b)(1). The amount of Nonrecourse Deductions for a Partnership Year equals the net increase, if any, in the amount of Partnership Minimum Gain during such Partnership Year reduced by any distributions during such Partnership Year of proceeds of a Nonrecourse Liability that are allocable to an increase in Partnership Minimum Gain, determined according to the provisions of Regulations ss.ss. 1.704-2(c) and 1.704-2(h).

      "Nonrecourse Liability" has the meaning set forth in Regulations ss. 1.704-2(b)(3).

      "Notice of Redemption" means the Notice of Redemption substantially in the form of Exhibit B to this Agreement.

      "Partner" means the General Partner or a Limited Partner, and "Partners" means the General Partner and the Limited Partners collectively.

      "Partner Minimum Gain" means an amount, with respect to each Partner Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations ss. 1.704-2(i)(3).

      "Partner Nonrecourse Debt" has the meaning set forth in Regulations ss. 1.704-2(b)(4).

      "Partner Nonrecourse Deductions" has the meaning set forth in Regulations ss. 1.704- 2(i)(2). The amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Year equals the net increase, if any, in the amount of Partner Minimum Gain during such Partnership Year attributable to such Partner Nonrecourse Debt, reduced by any distributions during that Partnership Year to the Partner that bears the economic risk of loss for such Partner Nonrecourse Debt to the extent that such distributions are from the proceeds of such Partner Nonrecourse Debt and are allocable to an increase in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined according to the provisions of Regulations ss.ss. 1.704-2(h) and 1.704-2(i).

      "Partnership" means the limited partnership formed under the Act and pursuant to this Agreement, as it may be amended and/or restated, and any successor thereto.

      "Partnership Interest" means an ownership interest in the Partnership representing a Capital Contribution by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of Partnership Units.

      "Partnership Minimum Gain" has the meaning set forth in Regulations ss. 1.704-2(d).

      "Partnership Record Date" means the record date established by the General Partner for the distribution of cash pursuant to Section 5.1 hereof, which record date shall be the same as the record date established by the General Partner for a distribution to its stockholders of some or all of its portion of such distribution.

      "Partnership Unit" or "Unit" means a fractional, undivided share of the Partnership Interests of all Partners (including Class B Partnership Units and Common Partnership Units) issued pursuant to Sections 4.1, 4.2 and 4.3. The number of Partnership Units outstanding and the Percentage Interest in the Partnership represented by such Units are set forth in Exhibit A attached hereto, as such Exhibit may be amended from time to time. The ownership of Partnership Units shall be evidenced by such form of certificate for units as the General Partner adopts from time to time unless the General Partner determines that the Partnership Units shall be uncertificated securities.

      "Partnership Year" means the fiscal year of the Partnership, which shall be the calendar year.

      "Percentage Interest" means, as to a Partner, its interest in the Partnership as determined by dividing the Partnership Units owned by such Partner by the total number of Partnership Units then outstanding and as specified in Exhibit A attached hereto, as such Exhibit may be amended from time to time.

      "Person" means an individual or a corporation, partnership, trust, unincorporated organization, association or other entity.

      "Profits" and "Losses" means, for each Partnership Year or other period, an amount equal to the Partnership's taxable income or loss for such Partnership Year or period, determined in accordance with Code ss. 703(a) (for this purpose, all items of income, gain, loss, or deduction required to be stated separately pursuant to Code ss. 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

                  (i) Any income of the Partnership that is exempt from federal income tax or excluded from federal gross income and not otherwise taken into account in computing Profits or Losses pursuant to this Section shall be added to such taxable income or loss;

                  (ii) Any expenditures of the Partnership described in Code ss. 705(a)(2)(B) or treated as Code ss. 705(a)(2)(B) expenditures pursuant to Regulations ss. 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this Section, shall be subtracted from such taxable income or loss;

                  (iii) If the Gross Asset Value of any Partnership Asset is adjusted pursuant to any provision of this Agreement in accordance with the definition of Gross Asset Value, the amount of such adjustment shall be taken into account as gain or loss from the disposition of such Asset for purposes of computing Profits or Losses;

                  (iv) Gain or loss resulting from any disposition of any Partnership Asset with respect to which gain or loss is recognized for federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such Asset differs from its Gross Asset Value;

                  (v) In lieu of the depreciation, amortization, and other cost recovery deductions taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Partnership Year or other period, computed in accordance with the definition of Depreciation; and

                  (vi) Notwithstanding any other provision of this Section, any items which are allocated pursuant to Section 6.2 shall not be taken into account in computing Profits or Losses.

      "Publicly Traded" means listed or admitted to trading on the New York Stock Exchange, the American Stock Exchange or another national securities exchange or designated for quotation on the NASDAQ National Market, or any successor to any of the foregoing.

      "Redeeming Partner" means either a Common Redeeming Partner or a Class B Redeeming Partner.

      "Redemption Right" means either the Common Redemption Right or the Class B Redemption Right.

      "Regulations" means the Income Tax Regulations promulgated under the Code, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

      "REIT" means a real estate investment trust under Section 856 of the Code.

      "REIT Expenses" means (i) costs and expenses relating to the formation and continuity of existence and operation of the General Partner and any Subsidiaries (which Subsidiaries shall, for purposes hereof, be included within the definition of General Partner), including taxes, fees and assessments associated therewith, and any and all costs, expenses or fees payable to any director, officer, or employee of the General Partner, (ii) costs and expenses relating to the public offering and registration of securities by the General Partner and all statements, reports, fees and expenses incidental thereto, including underwriting discounts and selling commissions applicable to any such offering of securities, (iii) costs and expenses associated with the preparation and filing of any periodic reports by the General Partner under federal, state or local laws or regulations, (iv) costs and expenses associated with compliance by the General Partner with laws, rules and regulations promulgated by any regulatory body and (v) all other operating or administrative costs of the General Partner incurred in the ordinary course of its business on behalf of or in connection with the Partnership.

      "REIT Share" shall mean a share of common stock, par value $.001 per share, of the General Partner.

      "REIT Shares Amount" shall mean a number of REIT Shares equal to the product of the number of Partnership Units offered for redemption by a Redeeming Partner, multiplied by the Conversion Factor in effect on the date of receipt by the General Partner of a Notice of Redemption; provided, that if the General Partner issues to all holders of REIT Shares rights, options, warrants or convertible or exchangeable securities entitling the stockholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, "Rights"), and the Rights have not expired at the Specified Redemption Date, then the REIT Shares Amount shall also include the Rights that were issuable to a holder of the REIT Shares Amount of REIT Shares on the applicable record date relating to the issuance of such Rights.

      "Rights" has the meaning set forth in the definition of "REIT Shares Amount."

      "Specified Redemption Date" means the tenth (10th) Business Day after receipt by the General Partner of a Notice of Redemption; provided, that no Specified Redemption Date shall occur before that date that is (i) six (6) months after the Effective Date in the case of a Class B Redemption Right, or
(ii) twelve (12) months after the Effective Date in case of a Common Redemption Right; provided, further, that if the General Partner combines its outstanding REIT Shares, no Specified Redemption Date shall occur after the record date of such combination of REIT Shares and prior to the effective date of such combination.

      "Stock Option Plan" means any stock incentive plan of the General Partner, the Partnership or any Affiliate of the Partnership or the General Partner.

      "Subsidiary" means, with respect to any Person, any corporation, partnership or other entity of which a majority of (i) the voting power of the voting equity securities; or (ii) the outstanding equity interests, is owned, directly or indirectly, by such Person.

      "Substituted Limited Partner" means a Person who is admitted as a Limited Partner to the Partnership pursuant to Section 11.4.

      "Terminating Capital Transaction" means any sale or other disposition of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership.

      "Unit" has the meaning set forth in the definition of "Partnership Unit."

      "Valuation Date" means the date of receipt by the General Partner of a Notice of Redemption or, if such date is not a Business Day, the first Business Day thereafter.

      "Value" means, with respect to a REIT Share, the average of the daily market price for the ten (10) consecutive trading days immediately preceding the Valuation Date. The market price for each such trading day shall be: (i) if the REIT Shares are listed or admitted to trading on any securities exchange or the Nasdaq National Market System, the closing price on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day; (ii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the Nasdaq National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the General Partner; or (iii) if the REIT Shares are not listed or admitted to trading on any securities exchange or the Nasdaq National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten (10) days prior to the date in question) for which prices have been so reported; provided, that if there are no bid and asked prices reported during the ten (10) days prior to the date in question, the Value of the REIT Shares shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. If the REIT Shares Amount includes Rights, then the Value of such Rights shall be determined by the General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate; provided, that the Value of any Rights issued pursuant to a "Shareholder Rights Plan" shall be deemed to have no value unless a "triggering event" shall have occurred (i.e., if the Rights issued pursuant thereto are no longer "attached" to the REIT Shares and are able to trade independently).

                                    ARTICLE 2
                             ORGANIZATIONAL MATTERS

      Section 2.1 Formation

      The Partnership is a limited partnership organized pursuant to the provisions of the Act. The Partners hereby agree to continue the Partnership upon the terms and conditions set forth in this Agreement. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

      Section 2.2 Name

      The name of the Partnership is "Macklowe Properties, L.P." The Partnership's business may be conducted under any other name or names deemed advisable by the General Partner, including the name of the General Partner or any Affiliate thereof. The words "Limited Partnership," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Limited Partners of such change in the next regular communication to the Limited Partners.

      Section 2.3 Registered Office and Agent; Principal Office

      The address of the registered office of the Partnership in the State of Delaware and the name and address of the registered agent for service of process on the Partnership in the State of Delaware is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805-1297. The principal office of the Partnership shall be 142 West 57th Street, New York, NY 10019, or such other place as the General Partner may from time to time designate by notice to the Limited Partners. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the General Partner deems advisable.

      Section 2.4 Power of Attorney

      A. Each Limited Partner and each Assignee hereby constitutes and appoints the General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

            (a) execute, swear to, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate of Limited Partnership and all amendments or restatements thereof) that the General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the Limited Partners have limited liability) in the State of Delaware and in all other jurisdictions in which the Partnership may or plans to conduct business or own property; (b) all instruments that the General Partner deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the General Partner or the Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all instruments relating to the admission, withdrawal, removal or substitution of any Partner pursuant to, or other events described in, Article 11, 12 or 13 hereof or the Capital Contribution of any Partner; and (e) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges of Partnership Interests; and

            (b) execute, swear to, seal, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the General Partner or any Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action which is made or given by the Partners hereunder or is consistent with the terms of this

      Agreement or appropriate or necessary, in the sole discretion of the General Partner or any Liquidator, to effectuate the terms or intent of this Agreement.

Nothing contained herein shall be construed as authorizing the General Partner or any Liquidator to amend this Agreement except in accordance with Article 14 hereof or as may be otherwise expressly provided for in this Agreement.

      B. The foregoing power of attorney is hereby declared to be irrevocable and a power coupled with an interest, in recognition of the fact that each of the Partners will be relying upon the power of the General Partner and any Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the transfer of all or any portion of such Limited Partner's or Assignee's Partnership Units and shall extend to such Limited Partner's or Assignee's heirs, successors, assigns and personal representatives. Each such Limited Partner or Assignee hereby agrees to be bound by any representation made by the General Partner or any Liquidator, acting in good faith pursuant to such power of attorney, and each such Limited Partner or Assignee hereby waives any and all defenses which may be available to contest, negate or disaffirm the action of the General Partner or any Liquidator, taken in good faith under such power of attorney. Each Limited Partner or Assignee shall execute and deliver to the General Partner or the Liquidator, within fifteen (15) days after receipt of the General Partner's or Liquidator's request therefor, such further designation, powers of attorney and other instruments as the General Partner or the Liquidator, as the case may be, deems necessary to effectuate this Agreement and the purposes of the Partnership.

      Section 2.5 Term

      The term of the Partnership commenced on March 25, 1998, the date on which the Certificate of Limited Partnership was filed in the office of the Secretary of State of the State of Delaware, and shall continue until December 31, 2048, unless the Partnership is dissolved sooner pursuant to the provisions of Article 13 or as otherwise provided by law.

                                    ARTICLE 3
                                     PURPOSE

      Section 3.1 Purpose and Business

      The purpose and nature of the business to be conducted by the Partnership is (i) to conduct any business that may be lawfully conducted by a limited partnership organized pursuant to the Act; (ii) to enter into any partnership, joint venture, limited liability company or other similar arrangement to engage in any of the foregoing or to own interests in any entity engaged, directly or indirectly, in any of the foregoing; and (iii) to do anything necessary or incidental to the foregoing; provided, however, that such business shall be limited to and conducted in such a manner as to permit the General Partner at all times to be classified as a REIT, unless the General Partner ceases to qualify as a REIT for reasons other than the conduct of the business of the Partnership. In connection with the foregoing, and without limiting the General Partner's right, in its sole discretion, to cease qualifying as a REIT, the Partners acknowledge the General Partner's current status as a REIT inures to the benefit of all of the Partners and not solely the General Partner.

      Section 3.2 Powers

      The Partnership is empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership, including, without limitation, full power and authority, directly or through its ownership interest in other entities, to enter into, perform and carry out contracts of any kind, borrow money and issue evidences of indebtedness whether or not secured by mortgage, deed of trust, pledge or other lien, acquire, own, manage, improve and develop real property, and lease, sell, transfer and dispose of real property; provided, however, that the Partnership shall not take, or refrain from taking, any action which, in the judgment of the General Partner, in its sole and absolute discretion, (i) could adversely affect the ability of the General Partner to continue to qualify as a REIT; (ii) could subject the General Partner to any additional taxes under Section 857 or Section 4981 of the Code; or (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over the General Partner or its securities, unless such action (or inaction) shall have been specifically consented to by the General Partner in writing.

      Section 3.3 Partnership Only for Purposes Specified

      The Partnership shall be a partnership only for the purposes specified in
Section 3.1 above, and this Agreement shall not be deemed to create a partnership among the Partners with respect to any activities whatsoever other than the activities within the purposes of the Partnership as specified in
Section 3.1 above.

                                    ARTICLE 4
                              CAPITAL CONTRIBUTIONS

      Section 4.1 Capital Contributions of the Partners

      A. Initial Capital Contributions and Recapitalization of the Partnership on the Effective Date. The General Partner and certain Limited Partners have previously made Capital Contributions to the Partnership upon its formation. On the Effective Date, the General Partner, as general partner, shall contribute additional cash or other assets to the Partnership so that its total contribution, as general partner, shall be the amount set forth on Exhibit A under the heading "General Partner." On the Effective Date the General Partner, as a limited partner, and the other Persons listed on Exhibit A will make Capital Contributions to the Partnership so that their total contributions as Limited Partners shall be the amount set forth opposite their names on Exhibit A under the heading "Limited Partners." The General Partner will complete Exhibit A to reflect the Capital Contributions made by each Partner, the Partnership Units assigned to each Partner and the Percentage Interest in the Partnership represented by such Partnership Units. The Capital Accounts of the Partners and the Gross Asset Values of the Partnership's Assets shall be determined as of the Effective Date to reflect the Capital Contributions made prior to and on the Effective Date.

      B. General Partnership Interest. A number of Partnership Units held by the General Partner equal to one percent (1%) of all outstanding Partnership Units shall be deemed to be the General Partner Partnership Units and shall be the General Partnership Interest. All other Partnership Units held by the General Partner shall be deemed to be Limited Partnership Interests and shall be held by the General Partner in its capacity as a Limited Partner in the Partnership.

      C. Capital Contributions by Merger. To the extent the Partnership acquires any property by the merger of any other Person into the Partnership, Persons who receive Partnership Interests in exchange for their interests in the Person merging into the Partnership shall become Partners and shall be deemed to have made Capital Contributions as provided in the applicable merger agreement and as set forth in Exhibit A, as amended to reflect such deemed Capital Contributions.

      D. No Obligation to Make Additional Capital Contributions. Each Partner shall own the number of Partnership Units set forth for such Partner in Exhibit A and shall have a Percentage Interest in the Partnership as set forth in Exhibit A, which Percentage Interest shall be adjusted in Exhibit A from time to time by the General Partner to the extent necessary to reflect accurately redemptions, additional Capital Contributions, the issuance of additional Partnership Units (pursuant to any merger or otherwise), or similar events having an effect on any Partner's Percentage Interest. Except as provided in Sections 4.2, 10.5 or elsewhere in this Agreement, the Partners shall have no obligation to make any additional Capital Contributions or loans to the Partnership.

      Section 4.2 Issuances of Additional Partnership Interests

      A. The General Partner is hereby authorized to cause the Partnership from time to time to issue to the Partners (including the General Partner and its Affiliates) or other Persons (including, without limitation, in connection with the contribution of property to the Partnership) additional Partnership Units or other Partnership Interests in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties, including rights, powers and duties senior to the Limited Partner Interests issued on the Effective Date, all as shall be determined by the General Partner in its sole and absolute discretion subject to Delaware law, including, without limitation,
(i) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (ii) the right of each such class or series of Partnership Interests to share in Partnership distributions; and (iii) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; provided, that no such additional Partnership Units or other Partnership Interests shall be issued to the General Partner, unless either (a)(1) the additional Partnership Interests are issued in connection with the grant, award or issuance of REIT Shares or other equity interests by the General Partner, which REIT Shares or other equity interests have designations, preferences and other rights such that the economic interests attributable to such REIT Shares or other equity interests are substantially similar to the designations, preferences and other rights of the additional Partnership Interests issued to the General Partner in accordance with this Section 4.2.A, and (2) the General Partner shall make a Capital Contribution to the Partnership in an amount equal to the proceeds raised in connection with such issuance, or (b) the additional Partnership Interests are issued to all Partners in proportion to their respective Percentage Interests. In addition, the General Partner may acquire Units from other Partners pursuant to this Agreement. If the Partnership issues Partnership Interests pursuant to this Section 4.2.A, the General Partner shall make such revisions to this Agreement including but not limited to the revisions described in Section 5.4 and Section 8.6 hereof, as it deems necessary to reflect the issuance of such additional Partnership Interests and the special rights, powers and duties associated therewith. Unless specifically set forth otherwise by the General Partner, any Partnership Interest issued after the Effective Date shall have the same rights, powers and duties as the Partnership Interests issued on the Effective Date.

      B. From and after the date hereof, the General Partner shall not issue any additional REIT Shares (other than REIT Shares issued pursuant to Section 8.6), or rights, options, warrants or convertible or exchangeable securities containing the right to subscribe for or purchase REIT Shares (collectively, "New Securities"), other than the issuance of New Securities to all holders of REIT Shares (other than, in the case of New Securities issued pursuant to a shareholder rights plan, any holder who would constitute an "acquiring person" as defined therein), unless (i) the General Partner shall cause the Partnership to issue to the General Partner, Partnership Interests or rights, options, warrants or convertible or exchangeable securities of the Partnership having designations, preferences and other rights, all such that the economic interests are substantially similar to those of the New Securities; and
(ii) the General Partner contributes to the Partnership the proceeds from the issuance of such New Securities and from the exercise of rights contained in such New Securities. Without limiting the foregoing, the General Partner is expressly authorized to issue New Securities for no tangible value or for less than fair market value, and the General Partner is expressly authorized to cause the Partnership to issue to the General Partner corresponding Partnership Interests, so long as (x) the General Partner concludes in good faith that such issuance of Partnership Interests is in the interests of the Partnership; and
(y) the General Partner contributes all proceeds, if any, from such issuance and exercise to the Partnership.

      Section 4.3 Contribution of Proceeds of Issuance of REIT Shares

      In connection with the initial public offering of REIT Shares by the General Partner and any other issuance of New Securities pursuant to Section 4.2, the General Partner shall contribute to the Partnership, any proceeds (or a portion thereof) raised in connection with such issuance; provided, that if the proceeds actually received by the General Partner are less than the gross proceeds of such issuance as a result of any underwriter's discount or other expenses paid or incurred in connection with such issuance, then the General Partner shall be deemed to have made a Capital Contribution to the Partnership in the amount equal to the sum of the net proceeds of such issuance plus the amount of such underwriter's discount and other expenses paid by the General Partner (which discount and expense shall be treated as an expense for the benefit of the Partnership for purposes of Section 7.4). In the case of employee acquisitions of New Securities at a discount from fair market value or for no value in connection with a grant of New Securities, the amount of such discount representing compensation to the employee, as determined by the General Partner, shall be treated as an expense of the issuance of such New Securities.

      Section 4.4 No Interest on Capital

      No Partner shall be entitled to interest on its Capital Contributions or its Capital Account.

      Section 4.5 No Other Contribution Provisions

      In the event that any Partner is admitted to the Partnership and is given a Capital Account in exchange for services rendered to the Partnership, such transaction shall be treated by the Partnership and the affected Partner as if the Partnership had compensated such Partner in cash, and the Partner had contributed such cash to the capital of the Partnership.

      Section 4.6 No Preemptive Rights

      Except to the extent expressly granted by the Partnership pursuant to another agreement, no Person shall have any preemptive, preferential or other similar right with respect to (i) additional Capital Contributions or loans to the Partnership or (ii) issuance or sale of any Partnership Units or other Partnership Interests.

                                    ARTICLE 5
                                 DISTRIBUTIONS

      Section 5.1 Requirement and Characterization of Distributions

      The General Partner shall distribute cash at least quarterly in an amount determined by the General Partner in its sole discretion to the Partners who are Partners on the Partnership Record Date with respect to such quarter or shorter period in accordance with their respective Percentage Interests on such Partnership Record Date; provided, that in no event may a Partner receive a distribution of cash with respect to a Partnership Unit if such Partner is entitled to receive a distribution with respect to a REIT Share for which such Partnership Unit has been exchanged and such distribution shall be made to the General Partner; provided, further, that if a new or existing Partner acquires additional Units on any date other than the day following a Partnership Record Date, the cash distribution attributable to such additional Units relating to the Partnership Record Date next following the issuance of such additional Units shall be reduced in the proportion to (i) the number of days that such additional Units are held by such Partner bears to (ii) the number of days between such Partnership Record Date and the immediately preceding Partnership Record Date. The General Partner shall take such reasonable efforts, as determined by it in its sole and absolute discretion and consistent with the General Partner's qualification as a REIT, to distribute cash (a) to the Limited Partners so as to preclude any such distribution or portion thereof from being treated as part of a sale of property to the Partnership by a Limited Partner under Section 707 of the Code or the Regulations thereunder; provided, that the General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of any distribution to a Limited Partner being so treated and (b) to satisfy the requirements for qualifying as a REIT under the Code.

      Section 5.2 Amounts Withheld

      All amounts withheld pursuant to the Code or any provisions of any state or local tax law and Section 10.5 hereof with respect to any allocation, payment or distribution to the Partners or Assignees shall be treated as amounts distributed to the Partners or Assignees pursuant to Section 5.1 for all purposes under this Agreement.

      Section 5.3 Distributions upon Liquidation

      Proceeds from a Terminating Capital Transaction and any other cash received or reductions in reserves made after commencement of the liquidation of the Partnership shall be distributed to the Partners in accordance with Section 13.2.

      Section 5.4 Revisions to Reflect Issuance of Additional Partnership Interests

      If the Partnership issues additional Partnership Interests to the General Partner or any Additional Limited Partner pursuant to Article 4 hereof, the General Partner shall make such revisions to this Article 5 as it deems necessary to reflect the issuance of such additional Partnership Interests and any special rights, duties or powers with respect thereto.

      Section 5.5 Minimum Distributions If REIT Shares Not Publicly Traded

      If the REIT Shares are not Publicly Traded, the General Partner shall make cash distributions with respect to the Partnership Units at least annually for each taxable year of the Partnership beginning prior to the 15th anniversary of the date of the closing of the General Partner's initial public offering, in an aggregate amount with respect to each such taxable year at least equal to 95% of the Partnership's taxable income for such year allocable to the Partnership Units, with such distributions to be made not later than 60 days after the end of such year.

                                    ARTICLE 6
                        ALLOCATIONS OF PROFITS AND LOSSES

      Section 6.1 Profits and Losses

      After giving effect to the mandatory allocations set forth in Section 6.2, Profits and Losses for any Partnership Year or other applicable period shall be allocated to the Partners in accordance with their Percentage Interests.

      Section 6.2 Mandatory Allocations

                  (a) (i) Minimum Gain Chargeback. Notwithstanding any other provision of this Article 6, if there is a net decrease in Partnership Minimum Gain during any Partnership Year or other applicable period, then, subject to the exceptions set forth in Regulations ss.ss. 1.704-2(f)(2), (3), (4) and (5), each Partner shall be specially allocated items of Partnership income and gain for such Partnership Year (and, if necessary, subsequent Partnership Years) in an amount equal to such Partner's share of the net decrease in Partnership Minimum Gain, as determined in accordance with Regulations ss. 1.704-2(g). Allocations pursuant to the previous sentence shall be determined in accordance with Regulations ss. 1.704- 2(f). This Section 6.2(a)(i) is intended to comply with the minimum gain chargeback requirement in Regulations ss. 1.704-2(f) and shall be interpreted consistently therewith.

                        (ii) Partner Minimum Gain Chargeback. Notwithstanding any other provision of this Article 6, except Section 6.2(a)(i), if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership Year or other applicable period, then, subject to the exceptions set forth in Regulations ss. 1.704-2(i)(4), each Partner who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations ss. 1.704-2(i)(5) shall be specially allocated items of Partnership income and gain for such Partnership Year (and, if necessary, subsequent Partnership Years) in an amount equal to such Partner's share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations ss. 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Partner pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations ss. 1.704-2(i)(4). This Section 6.2(a)(ii) is intended to comply with the minimum gain chargeback requirement in Regulations ss. 1.704-2(i)(4) and shall be interpreted consistently therewith.

                  (b) Qualified Income Offset. Notwithstanding any provision of this Article 6, except Section 6.2(a), if any Partner receives any adjustments, allocations, or distributions described in Regulations ss. 1.704-1(b)(2)(ii)(d)(4), (5) or (6), that cause or increase an Adjusted Capital Account Deficit of such Partner, items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate, to the extent required by the Regulations, the Adjusted Capital Account Deficit of such Partner as quickly as possible. This Section 6.2(b) is intended to comply with the qualified income offset provision of Regulations ss. 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

                  (c) No Excess Deficit. To the extent that any Partner has or would have, as a result of an allocation of Loss (or item thereof), an Adjusted Capital Account Deficit, such amount of Loss (or item thereof) shall be allocated to the other Partners in accordance with Section 6.1, but in a manner which will not produce an Adjusted Capital Account Deficit as to such Partner. To the extent such allocation would result in all Partners having Adjusted Capital Account Deficits, such Loss shall be allocated to the General Partner. Any allocations of Loss pursuant to this Section 6.2(c) shall be reversed with a corresponding amount of Profits in subsequent years.

                  (d) Nonrecourse Deductions. Nonrecourse Deductions for any Partnership Year or other applicable period shall be allocated to the Partners pro rata in accordance with their Percentage Interests.

                  (e) Partner Nonrecourse Deductions. Any Partner Nonrecourse Deductions for any Partnership Year or other applicable period shall be specially allocated to the Partner who bears the economic risk of loss with respect to the Partner Nonrecourse Debt to which such Partner Nonrecourse Deductions are attributable in accordance with Regulations ss. 1.704- 2(i)(1).

                  (f) Code ss. 754 Adjustments. To the extent an adjustment to the adjusted tax basis of any Partnership Asset pursuant to Code ss. 734(b) or Code ss. 743(b) is required, pursuant to Regulations ss. 1.704-1(b)(2)(iv)(m), to be taken into account in determining Capital Accounts, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis) and such gain or loss shall be specially allocated to the Partners in a manner consistent with the manner in which their Capital Accounts are required to be adjusted pursuant to such Section of the Regulations.

                  (g) Curative Allocations. Any mandatory allocations of items of income, gain, loss or deduction pursuant to Sections 6.2(a), (b), (c) and (f) above shall be taken into account for the purpose of equitably adjusting subsequent allocations of income, gain, loss or deduction so that the net allocations, in the aggregate, allocated to each Partner pursuant to this
Article 6, and the Capital Accounts of each Partner, shall as quickly as possible and to the extent possible, be the same as if no mandatory allocations had been made.

      Section 6.3 Other Allocation Rules

                  (a) For purposes of determining the Profits, Losses, or any other items allocable to any period, Profits, Losses, and any such other items shall be determined on a daily, monthly, or other basis, as determined by the General Partner using any permissible method under Code ss. 706 and the Regulations thereunder.

                  (b) The Partners are aware of the income tax consequences of the allocations made by this Article 6 and hereby agree to be bound by the provisions thereof in reporting their shares of Partnership income and loss for income tax purposes.

      Section 6.4 Tax Allocations

                  (a) Except as otherwise provided for in this Section 6.4, for federal income tax purposes, each item of income, gain, loss and deduction shall be allocated among the Partners in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Sections 6.1,
6.2 and 6.3 above.

                  (b) In accordance with Code Sections 704(b) and 704(c) and the Regulations thereunder, income, gain, loss and deduction with respect to any property contributed to the

Partnership shall solely for federal income tax purposes, be allocated among the Partners so as to take into account any variation between the adjusted basis of such property to the Partnership for federal income tax purposes and the initial Gross Asset Value. If the Gross Asset Value of any Partnership Asset is adjusted as described in the definition of Gross Asset Value, subsequent allocations of income, gain, loss and deduction with respect to such Partnership Asset shall take into account any variation between the adjusted basis of such Partnership Asset for federal income tax purposes and its Gross Asset Value in the same manner as under Code ss. 704(c) and the Regulations thereunder. In furtherance of the foregoing, the Partnership shall employ the method described in Regulations ss. 1.704-3(b) (the "traditional method") with respect to the assets contributed to the Partnership on the Effective Date. With respect to assets which are contributed to the Partnership subsequent to the Effective Date, the Partnership shall employ such method as the General Partner chooses. Allocations pursuant to this Section 6.4 are solely for purposes of federal, state, and local taxes and shall not affect, or in any way be taken into account in computing, any Partner's Capital Account or share of Profits, Losses, other items, or distributions pursuant to any provision of this Agreement.

                                   ARTICLE 7
                      MANAGEMENT AND OPERATIONS OF BUSINESS

      Section 7.1 Management

      A. Except as otherwise expressly provided in this Agreement, all management powers over the business and affairs of the Partnership are and shall be exclusively vested in the General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. The General Partner may not be removed by the Limited Partners with or without cause. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or which are granted to the General Partner under any other provision of this Agreement, the General Partner, subject to Section 7.3 hereof, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in
Section 3.2 hereof and to effectuate the purposes set forth in Section 3.1 hereof, including, without limitation:

                  (a) the making of any expenditures, the lending or borrowing of money (including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to its Partners in such amounts as will permit the General Partner (so long as the General Partner qualifies as a REIT) to avoid the payment of any federal income tax (including, for this purpose, any excise tax pursuant to Section 4981 of the Code) and to make distributions to its stockholders in amounts sufficient to permit the General Partner to maintain REIT status), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidence of indebtedness (including the securing of the same by deed, mortgage, deed of trust or other lien or encumbrance on the Partnership's assets) and the incurring of any obligations it deems necessary for the conduct of the activities of the Partnership;

                  (b) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership, the registration of any class of securities of the Partnership under the Securities Exchange Act of 1934, as amended, and the listing of any debt securities of the Partnership on any exchange;

                  (c) the acquisition, disposition, mortgage, pledge, encumbrance, hypothecation or exchange of any assets of the Partnership (including the exercise or grant of any conversion, option, privilege, or subscription right or other right available in connection with any assets at any time held by the Partnership) or the merger or other combination of the Partnership with or into another entity (all of the foregoing subject to any prior approval only to the extent required by Section 7.3 hereof);

                  (d) the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct of the operations of the General Partner, the Partnership or any of the Partnership's Subsidiaries, the lending of funds to other Persons (including, without limitation, the Subsidiaries of the Partnership and/or the General Partner) and the repayment of obligations of the Partnership and its Subsidiaries and any other Person in which it has an equity investment, and the making of capital contributions to its Subsidiaries;

                  (e) the management, operation, leasing, landscaping, repair, alteration, demolition or improvement of any real property or improvements owned by the Partnership or any Subsidiary of the Partnership;

                  (f) the negotiation, execution, and performance of any contracts, conveyances or other instruments that the General Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the General Partner's powers under this Agreement, including contracting with contractors, developers, consultants, accountants, legal counsel, other professional advisors and other agents and the payment of their expenses and compensation out of the Partnership's assets;

                  (g) the mortgage, pledge, encumbrance or hypothecation of any assets of the Partnership, and the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms it sees fit, including, without limitation, the financing of the conduct or the operations of the General Partner or the Partnership, the lending of funds to other Persons (including, without limitation, any Subsidiaries of the Partnership) and the repayment of obligations of the Partnership, any of its Subsidiaries and any other Person in which it has an equity investment;

                  (h) the distribution of Partnership cash or other Partnership assets in accordance with this Agreement;

                  (i) holding, managing, investing and reinvesting cash and other assets of the Partnership;

                  (j) the collection and receipt of revenues and income of the Partnership;

                  (k) the establishment of one or more divisions of the Partnership, the selection, designation of powers, authority and duties and dismissal of employees of the Partnership (including, without limitation, employees having titles such as "president," "vice president," "secretary" and "treasurer" of the Partnership), and agents, outside attorneys, accountants, consultants and contractors of the Partnership, and the determination of their compensation and other terms of employment or hiring;

                  (l) the maintenance of such insurance for the benefit of the Partnership, the Partners and directors and officers thereof as it deems necessary or appropriate;

                  (m) the formation of, or acquisition of an interest (including non-voting interests in entities controlled by Affiliates of the Partnership or third parties) in, and the contribution of property to, any further limited or general partnerships, joint ventures limited liability companies, or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of funds or property or the making of loans to, its Subsidiaries and any other Person in which it has an equity investment from time to time or the incurrence of indebtedness on behalf of such Persons or guarantee of obligations of such Persons); provided, that as long as the General Partner has determined to qualify as a REIT, the Partnership may not engage in any such formation, acquisition or contribution that would cause the General Partner to fail to qualify as a REIT);

                  (n) the control of any matters affecting the rights and obligations of the Partnership, including the settlement, compromise, submission to arbitration or any other form of dispute resolution, or abandonment of, any claim, cause of action, liability, debt or damages, due or owing to or from the Partnership, the commencement or defense of suits, legal proceedings, administrative proceedings, arbitration or other forms of dispute resolution, and the representation of the Partnership in all suits or legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the incurring of legal expense, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

                  (o) the undertaking of any action in connection with the Partnership's direct or indirect investment in its Subsidiaries or any other Person (including, without limitation, the contribution or loan of funds by the Partnership to such Persons);

                  (p) the determination of the fair market value of any Partnership property distributed in kind using such reasonable method of valuation as the General Partner may adopt;

                  (q) the exercise, directly or indirectly, through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;

                  (r) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of or in connection with any Subsidiary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

                  (s) the exercise of any of the powers of the General Partner enumerated in this Agreement on behalf of any Person in which the Partnership does not have an interest pursuant to contractual or other arrangements with such Person;

                  (t) the making, execution and delivery of any and all deeds, leases, notes, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or legal instruments or agreements in writing necessary or appropriate, in the judgment of the General Partner, for the accomplishment of any of the powers of the General Partner enumerated in this Agreement;

                  (u) the issuance of additional Partnership Units, as appropriate, in connection with Capital Contributions by Additional Limited Partners and additional Capital Contributions by Partners pursuant to Article 4 hereof;

                  (v) the distribution of cash to acquire Partnership Units held by a Limited Partner in connection with a Limited Partner's exercise of its Redemption Right under Section 8.6 hereof; and

                  (w) the amendment and restatement of Exhibit A hereto to reflect accurately at all times the Capital Contributions and Percentage Interests of the Partners as the same are adjusted from time to time to the extent necessary to reflect redemptions, Capital Contributions, the issuance of Partnership Units, the admission of any Additional Limited Partner or any Substituted Limited Partner or otherwise, which amendment and restatement, notwithstanding anything in this Agreement to the contrary, shall not be deemed an amendment to this Agreement, as long as the matter or event being reflected in Exhibit A hereto otherwise is authorized by this Agreement.

      B. Each of the Limited Partners agrees that the General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners, notwithstanding any other provision of this Agreement (except as provided in Section 7.3), the Act or any applicable law, rule or regulation, to the fullest extent permitted under the Act or other applicable law, rule or regulation. The execution, delivery or performance by the General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the General Partner of any duty that the General Partner may owe the Partnership or the Limited Partners or any other Persons under this Agreement or of any duty stated or implied by law or equity.

      C. At all times from and after the date hereof, the General Partner may cause the Partnership to obtain and maintain (i) casualty, liability and other insurance on the properties of the Partnership, (ii) liability insurance for the Indemnitees hereunder and (iii) such other insurance as the General Partner, in its sole and absolute discretion, determines to be necessary.

      D. At all times from and after the date hereof, the General Partner may cause the Partnership to establish and maintain at any and all times working capital accounts and other cash or similar balances in such amounts as the General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

      E. In exercising its authority under this Agreement, the General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner of any action taken (or not taken) by it. The General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances, as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the General Partner taken pursuant to its authority under this Agreement and in accordance with the terms of Section 7.3.

      Section 7.2 Certificate of Limited Partnership

      The General Partner has previously filed the Certificate of Limited Partnership with the Secretary of State of the State of Delaware as required by the Act. The General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability) in the State of Delaware and any other state, or the District of Columbia, in which the Partnership may elect to do business or own property. To the extent that such action is determined by the General Partner to be reasonable and necessary or appropriate, the General Partner shall file amendments to and restatements of the Certificate of Limited Partnership and do all of the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other state, or the District of Columbia, in which the Partnership may elect to do business or own property. Subject to the terms of Section 8.5.A(d) hereof, the General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate of Limited Partnership or any amendment thereto to any Limited Partner.

      Section 7.3 Restrictions on General Partner Authority

      A. The General Partner may not take any action in contravention of an express prohibition or limitation of this Agreement without the written Consent of Limited Partners holding a majority of the Percentage Interests of the Limited Partners (including Limited Partner Interests held by the General Partner), or such other percentage of the Limited Partners as may be specifically provided for under a provision of this Agreement.

      B. Except as provided in Article 13 hereof, the General Partner may not, directly or indirectly, cause the Partnership to sell, exchange, transfer or otherwise dispose of all or substantially all of the Partnership's assets in a single transaction or a series of related transactions (including by way of merger (including a triangular merger), consolidation or other combination with any other Persons) without the Consent of Limited Partners holding a majority of the Percentage Interests of the Limited Partners (including the effect of any Limited Partner Interests held by the General Partner).

      Section 7.4 Reimbursement of the General Partner and the General Partner;
                  DRIP's and Repurchase Programs

      A. Except as provided in this Section 7.4 and elsewhere in this Agreement (including the provisions of Articles 5 and 6 regarding distributions, payments, and allocations to which it may be entitled), the General Partner shall not be compensated for its services as general partner of the Partnership.

      B. The Partnership shall be responsible for and shall pay all expenses relating to the Partnership's organization, the ownership of its assets and its operations. The General

Partner is hereby authorized to pay compensation for accounting, administrative, legal, technical, management and other services rendered to the Partnership. The General Partner and its Affiliates shall be reimbursed on a monthly basis, or such other basis as the General Partner may determine in its sole and absolute discretion, for all expenses that the General Partner and its Affiliates incur relating to the ownership and operation of, or for the benefit of, the Partnership (including, without limitation, Administrative Expenses); provided, that the amount of any such reimbursement shall be reduced by any interest earned by the General Partner with respect to bank accounts or other instruments or accounts held by it on behalf of the Partnership. The Partners acknowledge that all such expenses of the General Partner are deemed to be for the benefit of the Partnership. Such reimbursement shall be in addition to any reimbursement made as a result of indemnification pursuant to Section 7.7 hereof. In the event that certain expenses are incurred for the benefit of the Partnership and other entities (including the General Partner), such expenses will be allocated to the Partnership and such other entities in such a manner as the General Partner in its sole and absolute discretion deems fair and reasonable. All payments and reimbursements hereunder shall be characterized for federal income tax purposes as expenses of the Partnership incurred on its behalf, and not as expenses of the General Partner.

      C. As set forth in Section 4.3, the General Partner shall be treated as having made a Capital Contribution in the amount of all expenses that it incurs relating to the General Partner's initial public offering of REIT Shares.

      D. If the General Partner shall elect to purchase from its stockholders REIT Shares for the purpose of delivering such REIT Shares to satisfy an obligation under any dividend reinvestment program adopted by the General Partner, any employee stock purchase plan adopted by the General Partner, or any similar obligation or arrangement undertaken by the General Partner in the future or for the purpose of retiring such REIT Shares, the purchase price paid by the General Partner for such REIT Shares and any other expenses incurred by the General Partner in connection with such purchase shall be considered expenses of the Partnership and shall be advanced to the General Partner or reimbursed to the General Partner, subject to the condition that: (i) if such REIT Shares subsequently are sold by the General Partner, the General Partner shall pay to the Partnership any proceeds received by the General Partner for such REIT Shares (which sales proceeds shall include the amount of dividends reinvested under any dividend reinvestment or similar program; provided, that a transfer of REIT Shares for Units pursuant to Section 8.6 would not be considered a sale for such purposes); and (ii) if such REIT Shares are not retransferred by the General Partner within thirty (30) days after the purchase thereof, or the General Partner otherwise determines not to retransfer such REIT Shares, the General Partner, shall cause the Partnership to redeem a number of Partnership Units held by the General Partner, as a Limited Partner, equal to the product obtained by dividing the number of such REIT Shares by the Conversion Factor (in which case such advancement or reimbursement of expenses shall be treated as having been made as a distribution in redemption of such number of Units held by the General Partner).

      E. If and to the extent any reimbursement made pursuant to this Section
7.4 is determined for federal income tax purposes not to constitute a payment of expenses of the Partnership, the amount so determined shall be treated as a distribution to the General Partner and there shall be a corresponding special allocation of gross income to the General Partner, for purposes of computing Partners' capital accounts.

      Section 7.5 Outside Activities of the General Partner

      A. The General Partner shall not directly or indirectly enter into or conduct any business other than in connection with the ownership, acquisition and disposition of Partnership Interests and the management of the business of the Partnership, and such activities as are incidental thereto; provided, however, that the General Partner may make an acquisition (directly or through a wholly owned Subsidiary) if such acquisition is made through the issuance of REIT Shares and the acquisition has been approved by a majority of the Independent Directors and if such acquisition is in turn contributed to the Partnership in exchange for additional Partnership Interests; provided, further, that the General Partner shall be permitted to (i) hold bank accounts or similar instruments or accounts in its own name as it deems necessary to carry out its responsibilities and purposes contemplated under this Agreement and its organizational documents; and (ii) acquire, directly or through a Subsidiary, up to a one percent (1%) interest in any partnership or limited liability company at least ninety-nine percent (99%) of the equity of which is owned by the Partnership. The General Partner and any Affiliates of the General Partner may acquire Limited Partner Interests and shall be entitled to exercise all rights of a Limited Partner relating to such Limited Partner Interests.

      B. If at any time or from time to time the General Partner sells REIT Shares pursuant to any Stock Option Plan, the General Partner shall transfer the net proceeds of the sale of such REIT Shares to the Partnership as an additional Capital Contribution in exchange for an amount of additional Partnership Units equal to the number of REIT Shares so sold divided by the Conversion Factor.

      Section 7.6 Contracts with Affiliates

      A. The Partnership may lend or contribute funds or other assets to its Subsidiaries or other Persons in which it has an equity investment and such Persons may borrow funds from the Partnership, on terms and conditions established in the sole and absolute discretion of the General Partner. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person.

      B. Except as provided in Section 7.5, the Partnership may transfer assets to joint ventures, other partnerships, corporations or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this

Agreement and applicable law as the General Partner, in its sole and absolute discretion, believes are advisable.

      C. Except as expressly permitted by this Agreement, neither the General Partner nor any of its Affiliates shall sell, transfer or convey any property to, or purchase any property from, the Partnership, directly or indirectly, except pursuant to transactions contemplated by this Agreement or that are determined by the General Partner in good faith to be fair and reasonable.

      D. The General Partner, in its sole and absolute discretion and without the approval of the Limited Partners, may propose and adopt, on behalf of the Partnership, employee benefit plans, stock option plans, and similar plans funded by the Partnership for the benefit of employees of the General Partner, the Partnership, Subsidiaries of the Partnership or any Affiliate of any of them in respect of services performed, directly or indirectly, for the benefit of the Partnership, the General Partner, or any Subsidiaries of the Partnership.

      E. The General Partner is expressly authorized to enter into, in the name and on behalf of the Partnership, a right of first opportunity arrangement and other conflict avoidance agreements with various Affiliates of the Partnership and the General Partner, on such terms as the General Partner, in its sole and absolute discretion, believes are advisable.

      Section 7.7 Indemnification

      A. To the fullest extent permitted by Delaware law, the Partnership shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, attorneys' fees and other legal fees and expenses), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership or the General Partner as set forth in this Agreement, in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise, unless it is established that: (i) the act or omission of the Indemnitee was material to the matter giving rise to the proceeding and either was committed in bad faith or was the result of active and deliberate dishonesty; (ii) the Indemnitee actually received an improper personal benefit in money, property or services; or (iii) in the case of any criminal proceeding, the Indemnitee had reasonable cause to believe that the act or omission was unlawful. Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty (except a guaranty by a limited partner of nonrecourse indebtedness of the Partnership or as otherwise provided in any such loan guaranty) or otherwise for any indebtedness of the Partnership or any Subsidiary of the Partnership (including without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject to), and the General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.7 in favor of any Indemnitee having or potentially having liability for any such indebtedness. The termination of any proceeding by conviction of an Indemnitee or upon a plea of nolo contendere or its equivalent by an Indemnitee, or an entry of an order of probation against an Indemnitee prior to judgment, creates a rebuttable presumption that such Indemnitee acted in a manner contrary to that specified in this Section 7.7.A. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership, and neither the General Partner nor any Limited Partner shall have any obligation to contribute to the capital of the Partnership, or otherwise provide funds, to enable the Partnership to fund its obligations under this Section 7.7.

      B. Reasonable expenses incurred by an Indemnitee who is a party to a proceeding shall be paid or reimbursed by the Partnership in advance of the final disposition of the proceeding upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in Section 7.7.A. has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

      C. The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity unless otherwise provided in a written agreement pursuant to which such Indemnitee is indemnified.

      D. The Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of the Indemnitees and such other Persons as the General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

      E. For purposes of this Section 7.7, the Partnership shall be deemed to have requested an Indemnitee to serve as fiduciary of an employee benefit plan whenever the performance by it of its duties to the Partnership also imposes duties on, or otherwise involves services by, it to the plan or participants or beneficiaries of the plan; excise taxes assessed on an Indemnitee with respect to an employee benefit plan pursuant to applicable law shall constitute fines within the meaning of Section 7.7; and actions taken or omitted by the Indemnitee with respect to an employee benefit plan in the performance of its duties for a purpose reasonably believed by it to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the Partnership.

      F. In no event may an Indemnitee subject any of the Partners to personal liability by reason of the indemnification provisions set forth in this Agreement.

      G. An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

      H. The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the Partnership's liability to any Indemnitee under this Section 7.7, as in effect immediately prior to such amendment, modification, or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

      I. Moreover, if and to the extent any reimbursement made pursuant to this
Section 7.7 is determined for federal income tax purpose not to constitute a payment of expenses of the Partnership, the amount so determined shall be treated as a distribution to the General Partner and there shall be a corresponding special allocation of gross income to the General Partner for purposes of computing Partners' Capital Accounts.

      Section 7.8 Liability of the General Partner

      A. Notwithstanding anything to the contrary set forth in this Agreement, the General Partner and its officers, directors and stockholders shall not be liable for monetary damages to the Partnership, any Partners or any Assignees for losses sustained or liabilities incurred or benefits not derived as a result of errors in judgment or mistakes of fact or law or of any act or omission if the General Partner or its officers, directors and stockholders acted in good faith.

      B. The Limited Partners expressly acknowledge that the General Partner is acting on behalf of the Partnership and the stockholders of the General Partner collectively, and that, as stated in Section 7.1.E, the General Partner is under no obligation to consider the separate interests of the Limited Partners in deciding whether to cause the Partnership to take (or decline to take) any actions. If there is a conflict between the interests of the stockholders of the General Partner on one hand and the Limited Partners on the other, the General Partner shall endeavor in good faith to resolve the conflict in a manner not adverse to either the stockholders of the General Partner or the Limited Partners; provided, however, that for so long as the General Partner, owns a controlling interest in the Partnership, any such conflict that cannot be resolved in a manner not adverse to either the stockholders of the General

Partner or the Limited Partners shall be resolved in favor of the stockholders. The General Partner shall not be liable for monetary damages or otherwise for losses sustained, liabilities incurred, or benefits not derived by Limited Partners in connection with such decisions, provided that the General Partner has acted in good faith.

      C. Subject to its obligations and duties as General Partner set forth in
Section 7.1.A hereof, the General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its employees or agents. The General Partner shall not be responsible for any misconduct or negligence on the part of any such employee or agent appointed by the General Partner in good faith.

      D. Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the General Partner's and its officers' and directors' liability to the Partnership and the Limited Partners under this Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

      E. Whenever in this Agreement the General Partner is permitted or required to make a decision (i) in its "sole discretion" or "discretion," or under a similar grant of authority or latitude, the General Partner shall be entitled to consider such interests and factors as it desires and may consider its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Partnership or the Limited partners, or
(ii) in its "good faith" or under another express standard, the general Partner shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or by law or any other agreement contemplated herein.

      Section 7.9 Other Matters Concerning the General Partner

      A. The General Partner may rely and shall be protected in acting, or refraining from acting, upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

      B. The General Partner may consult with legal counsel, accountants, appraisers, management consultants, investments bankers, architects, engineers, environmental consultants and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters which such General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

      C. The General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and duly appointed attorneys-in-fact. Each such attorney shall, to the extent provided by the General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty which is permitted or required to be done by the General Partner hereunder.

      D. Notwithstanding any other provisions of this Agreement or the Act, any action of the General Partner on behalf of the Partnership or any decision of the General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of the General Partner to continue to qualify as a REIT; or (ii) to avoid the General Partner incurring any taxes under Section 857 or Section 4981 of the Code, is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

      Section 7.10 Title to Partnership Assets

      Title to Partnership assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner, individually or collectively, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the General Partner or one or more nominees, as the General Partner may determine, including Affiliates of the General Partner. The General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the General Partner or any nominee or Affiliate of the General Partner shall be held by the General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement; provided, however, that the General Partner shall use its best efforts to cause beneficial and record title to such assets to be vested in the Partnership as soon as reasonably practicable if failure to so vest such title would have a material adverse effect on the Partnership. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

      Section 7.11 Reliance by Third Parties

      Notwithstanding anything to the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the General Partner has full power and authority, without consent or approval of any other Partner or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and take any and all actions on behalf of the Partnership and such Person shall be entitled to deal with the General Partner as if the General Partner were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner hereby waives any and all defenses or other remedies which may be available against such Person to contest, negate or disaffirm any action of the General Partner in connection with any such dealing. In no event shall any Person dealing with the General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expedience of any act or action of the General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect; (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership; and
(iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of his Agreement and is binding upon the Partnership.

                                    ARTICLE 8
                   RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

      Section 8.1 Limitation of Liability

      The Limited Partners shall have no liability under this Agreement except as expressly provided in this Agreement, including Section 10.5 hereof, or under the Act.

      Section 8.2 Management of Business

      No Limited Partner (other than the General Partner if it acquires a Limited Partner Interest, any of its Affiliates or any officer, director, employee, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall participate in the management or control of Partnership business nor shall they transact any business for the Partnership nor shall they have the power to sign for or bind the Partnership, such powers being vested solely and exclusively in the General Partner. The transaction of any such business by the General Partner, any of its respective Affiliates or any officer, director, employee, partner, agent or trustee of the General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

      Section 8.3 Outside Activities of Limited Partners

      Subject to any agreements entered into pursuant to Section 7.6.E hereof and any other agreements entered into by a Limited Partner or its Affiliates with the Partnership or any of its Subsidiaries, any Limited Partner (other than the General Partner) and any officer, director, employee, agent, trustee, Affiliate or stockholder of any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities that are in direct competition with the Partnership or that are enhanced by the activities of the Partnership. Neither the Partnership nor any Partners shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee. None of the Limited Partners (other than the General Partner) nor any other Person shall have any rights by virtue of this Agreement or the Partnership relationship established hereby in any business ventures of any other Person and such Person shall have no obligation pursuant to this Agreement to offer any interest in any such business ventures to the Partnership, any Limited Partner or any such other Person, even if such opportunity is of a character which, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person.

      Section 8.4 Return of Capital

      Except pursuant to a Redemption Right set forth in Section 8.6, no Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein. Except as expressly provided in this Agreement, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee, either as to the return of Capital Contributions or as to profits, losses or distributions.

      Section 8.5 Rights of Limited Partners Relating to the Partnership

      A. In addition to the other rights provided by this Agreement or by the Act, and except as limited by Section 8.5.C hereof, each Limited Partner shall have the right, for a purpose reasonably related to such Limited Partner's interest as a limited partner in the Partnership, upon written demand with a statement of the purpose of such demand and at such Limited Partner's own expense (including such copying and administrative charges as the General Partner may establish from time to time):

                  (a) to obtain a copy of the most recent annual and quarterly reports filed with the Securities and Exchange Commission by the General Partner pursuant to the Securities Exchange Act of 1934;

                  (b) to obtain a copy of the Partnership's federal, state and local income tax returns for each Partnership Year;

                  (c) to obtain a current list of the name and last known business, residence or mailing address of each Partner;

                  (d) to obtain a copy of this Agreement and the Certificate of Limited Partnership and all amendments thereto, together with executed copies of all powers of attorney pursuant to which this Agreement, the Certificate of Limited Partnership and all amendments thereto have been executed; and

                  (e) to obtain true and full information regarding the amount of cash and a description and statement of any other property or services contributed by each Partner and which each Partner has agreed to contribute in the future, and the date on which each became a Partner.

      B. The Partnership shall notify each Limited Partner, upon request, of the then current Conversion Factor and the REIT Shares Amount per Partnership Unit and, with reasonable detail, how the same was determined.

      C. Notwithstanding any other provision of this Section 8.5, the General Partner may keep confidential from the Limited Partners, for such period of time as the General Partner determines in its sole and absolute discretion to be reasonable, any information that (i) the General Partner reasonably believes to be in the nature of trade secrets or other information, the disclosure of which the General Partner in good faith believes is not in the best interests of the Partnership or could damage the Partnership or its business; or (ii) the Partnership is required by law or by agreements with an unaffiliated third party to keep confidential.

      Section 8.6 Redemption Rights

      A. Subject to Sections 8.6.C and 8.6.D hereof, on or after that date which is twelve (12) months after the Effective Date, each Common Limited Partner (other than the General Partner) shall have the right (the "Common Redemption Right") to require the Partnership to redeem on a Specified Redemption Date all or a portion of the Partnership Units held by such Limited Partner at a redemption price per Unit equal to and in the form of the Cash Amount to be paid by the Partnership. The Common Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to the General Partner) by the Common Limited Partner who is exercising the redemption right (the "Common Redeeming Partner"); provided, however, that the Partnership shall not be obligated to satisfy such Common Redemption Right if the General Partner elects to purchase the Partnership Units subject to the Notice of Redemption pursuant to Section 8.6.C. A Common Limited Partner may not exercise the Common Redemption Right for less than one thousand (1,000) Partnership Units or, if such Common Limited Partner holds less than one thousand (1,000) Partnership Units, all of the Partnership Units held by such Common Limited Partner. The Common Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid on or after the Specified Redemption Date. The Assignee of any Common Limited Partner may exercise the rights of such Common Limited

Partner pursuant to this Section 8.6, and such Common Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by an Assignee on behalf of a Common Limited Partner, the Cash Amount shall be paid by the Partnership directly to such Assignee and not to such Common Limited Partner.

      B. Subject to Sections 8.6.C and 8.6.D hereof, on or after that date which is six (6) months after the Effective Date, each Class B Limited Partner shall have the right (the "Class B Redemption Right") to require the Partnership to redeem on a Specified Redemption Date all or a portion of the Partnership Units (whether Common Partnership Units or Class B Partnership Units) held by such Class B Limited Partner at a redemption price per Unit equal to and in the form of the Cash Amount to be paid by the Partnership. The Class B Redemption Right shall be exercised pursuant to a Notice of Redemption delivered to the Partnership (with a copy to the General Partner) by the Class B Limited Partner who is exercising the redemption right (the "Class B Redeeming Partner"); provided, however, that the Partnership shall not be obligated to satisfy such Class B Redemption Right if the General Partner elects to purchase the Partnership Units subject to the Notice of Redemption pursuant to Section 8.6.C. A Class B Limited Partner may not exercise the Class B Redemption Right for less than one thousand (1,000) Partnership Units or, if such Class B Limited Partner holds less than one thousand (1,000) Partnership Units, all of the Partnership Units held by such Class B Limited Partner. The Class B Redeeming Partner shall have no right, with respect to any Partnership Units so redeemed, to receive any distributions paid on or after the Specified Redemption Date. The Assignee of any Class B Limited Partner may exercise the rights of such Class B Limited Partner pursuant to this Section 8.6, and such Class B Limited Partner shall be deemed to have assigned such rights to such Assignee and shall be bound by the exercise of such rights by such Assignee. In connection with any exercise of such rights by an Assignee on behalf of a Class B Limited Partner, the Cash Amount shall be paid by the Partnership directly to such Assignee and not to such Class B Limited Partner.

      C. Notwithstanding the provisions of Sections 8.6.A and 8.6.B, a Limited Partner that exercises a Redemption Right shall be deemed to have offered to sell the Partnership Units described in the Notice of Redemption to the General Partner, and the General Partner will, at the direction of the Partnership as determined in the Partnership's sole and absolute discretion and only if so directed, elect to purchase directly and acquire such Partnership Units by paying to the Redeeming Partner either the Cash Amount or the REIT Shares Amount (in the event the REIT Shares Amount is not a whole number of REIT Shares, the Redeeming Partner shall be paid (i) that number of REIT Shares which equals the nearest whole number less than such amount plus (ii) an amount of cash which the General Partner determines, in its reasonable discretion, to represent the fair value of the remaining fractional REIT Share which would otherwise be payable to the Redeeming Partner), as directed by the Partnership, on the Specified Redemption Date, whereupon the General Partner shall acquire the Partnership Units offered for redemption by the Redeeming Partner and shall be treated for all purposes of this Agreement as the owner of such Partnership Units. If the General Partner shall elect to exercise its right to purchase Partnership Units under this Section 8.6.C with respect to a Notice of Redemption, it shall so notify the Redeeming Partner within five (5) Business Days after the receipt by it of such Notice of Redemption. Unless the General Partner (as directed by the Partnership in its sole and absolute discretion) shall exercise its right to purchase Partnership Units from the Redeeming Partner pursuant to this Section 8.6.C, the General Partner shall not have any obligation to the Redeeming Partner or the Partnership with respect to the Redeeming Partner's exercise of a Redemption Right. If the General Partner shall exercise its right to purchase Partnership Units with respect to the exercise of a Redemption Right in the manner described in the first sentence of this Section 8.6.C, the Partnership shall have no obligation to pay any amount to the Redeeming Partner with respect to such Redeeming Partner's exercise of such Redemption Right, and each of the Redeeming Partner, the Partnership, and the General Partner shall treat the transaction between the General Partner and the Redeeming Partner, for federal income tax purposes, as a sale of the Redeeming Partner's Partnership Units to the General Partner. Each Redeeming Partner agrees to execute such documents as the General Partner may reasonably require in connection with the issuance of REIT Shares upon exercise of a Redemption Right.

      D. Notwithstanding the provisions of Sections 8.6.A, 8.6.B and 8.6.C, a Partner shall not be entitled to exercise a Redemption Right pursuant to Section 8.6.A or Section 8.6.B if (but only as long as) the delivery of REIT Shares to such Partner on the Specified Redemption Date by the General Partner pursuant to
Section 8.6.C (regardless of whether or not the General Partner would in fact exercise its rights under Section 8.6.C), (i) would be prohibited under the Articles of Incorporation of the General Partner or (ii) would be prohibited under applicable federal or state securities laws or regulations.

      E. If the Partnership issues additional Partnership Interests pursuant to
Section 4.2.A hereof, the General Partner shall make such revisions to this
Section 8.6 as it determines are necessary to reflect the issuance of such additional Partnership Interests (including setting forth any restrictions on the exercise of a Redemption Right with respect to such Partnership Interests).

      F. Each Limited Partner covenants and agrees with the General Partner that all Partnership Units delivered for redemption shall be delivered to the Partnership or the General Partner, as the case may be, free and clear of all liens, and notwithstanding anything contained herein to the contrary, neither the General Partner nor the Partnership shall be under any obligation to acquire Partnership Units which are or may be subject to any liens. Each Limited Partner further agrees that, in the event any state or local property transfer tax is payable as a result of the transfer of its Partnership Units to the Partnership or the General Partner, such Limited Partner shall assume and pay such transfer tax.

      Section 8.7 Intentionally Omitted

      Section 8.8 Class B Exchange Right

      The Class B Limited Partners (acting in unison) shall have the right, but not the obligation, at any time during the period commencing on and including the earlier to occur of the first Business Day after the date that is 180 days after the Effective Date and the first day the Class B Partnership Units are exchangeable for REIT Shares pursuant to Section 8.6.B and ending on the close of business on the fourteenth (14th) day thereafter (but in no event prior to January 5, 1999) (the "Exchange Period"), to exchange all or part of its (or their Class B Partnership Units directly for a number of Common Partnership Units having an aggregate value (based on the average closing price per REIT Share for the ten (10) consecutive trading days immediately preceding the commencement of the Exchange Period) equal to the aggregate initial value of the Class B Partnership Units issued to the Class B Limited Partners on the Effective Date; it being understood that the value of each Class B Partnership Unit on the Effective Date is equal to the value of one REIT Share as of the Effective Date.

                                   ARTICLE 9
                     BOOKS, RECORDS, ACCOUNTING AND REPORTS

      Section 9.1 Records and Accounting

      The General Partner shall keep or cause to be kept at the principal office of the Partnership those records and documents required to be maintained by the Act and other books and records deemed by the General Partner to be appropriate with respect to the Partnership's business, including, without limitation, all books and records necessary to provide to the Limited Partners any information, lists and copies of documents required to be provided pursuant to Section 8.5,
9.3 or 11.3.F hereof. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form of, punch cards, magnetic tape, photographs, micrographics or any other information storage device; provided, that the records so maintained are convertible into clearly legible written form within a reasonable period of time. The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles, or such other basis as the General Partner determines to be necessary or appropriate.

      Section 9.2 Fiscal Year

      The fiscal year of the Partnership shall be the calendar year.

      Section 9.3 Reports

      A. As soon as practicable, but in no event later than one hundred five
(105) days after the close of each Partnership Year, the General Partner shall cause to be mailed to each Limited Partner as of the close of the Partnership Year, an annual report containing financial statements of the Partnership, or of the General Partner if such statements are prepared solely on a consolidated basis with the General Partner, for such Partnership Year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the General Partner.

      B. If and to the extent that the General Partner mails quarterly reports to its stockholders, as soon as practicable, but in no event later than the date on which such reports are mailed, the General Partner shall cause to be mailed to each Limited Partner as of the last day of the calendar quarter, a report containing unaudited financial statements of the Partnership, or of the General Partner, if such statements are prepared solely on a consolidated basis with the General Partner, and such other information as may be required by applicable law or regulation, or as the General Partner determines to be appropriate.

                                   ARTICLE 10
                                   TAX MATTERS

      Section 10.1 Preparation of Tax Returns

      The General Partner shall arrange for the preparation and timely filing of all returns of Partnership income, gains, deductions, losses and other items required of the Partnership for federal and state income tax purposes and shall use all reasonable efforts to furnish, within ninety (90) days of the close of each taxable year, the tax information reasonably required by Limited Partners for federal and state income tax reporting purposes.

      Section 10.2 Tax Elections

      Except as otherwise provided herein, the General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code. Notwithstanding the above, in making any such tax election the General Partner shall take into account the tax consequences to the Limited Partners resulting from any such election. The General Partner shall make such tax elections on behalf of the Partnership as the Limited Partners holding a majority of the Percentage Interests of the Limited Partners (including Limited Partner Interests held by the General Partner) request; provided, that the General Partner believes that such election is not adverse to the interests of the General Partner, including its interest in preserving its qualification as a REIT under the Code. The General Partner intends that Section 704(c) allocations with respect to property contributed as of the Effective Date shall be made by the election of the so-called "traditional method" without curative allocations. The General Partner shall have the right to seek to revoke any tax election it makes (including, without limitation, the election under Section 754 of the Code) upon the General Partner's determination, in its sole and absolute discretion, that such revocation is in the best interests of the Partners.

      Section 10.3 Tax Matters Partner

      A. The General Partner shall be the "tax matters partner" of the Partnership for federal income tax purposes within the meaning of Section 6231(a)(7) of the Code. Pursuant to Section 6230(e) of the Code, upon receipt of notice from the IRS of the beginning of an administrative proceeding with respect to the Partnership, the tax matters partner shall furnish the IRS with the name, address, taxpayer identification number, and profit interest of each of the Limited Partners and the Assignees; provided, however, that such information is provided to the Partnership by the Limited Partners and the Assignees.

      B. The tax matters partner is authorized, but not required:

                  (a) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial review"), and in the settlement agreement the tax matters partner may expressly state that such agreement shall bind all Partners, except that such settlement agreement shall not bind any Partner (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner; or (ii) who is a "notice partner" (as defined in Section 6231(a)(8) of the Code) or a member of a "notice group" (as defined in Section 6223(b)(2) of the Code);

                  (b) if a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner for tax purposes (a "final adjustment") is mailed to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the Tax Court or the filing of a complaint for refund with the United States Claims Court or the District Court of the United States for the district in which the Partnership's principal place of business is located;

                  (c) to intervene in any action brought by any other Partner for judicial review of a final adjustment;

                  (d) to file a request for an administrative adjustment with the IRS and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

                  (e) to enter into an agreement with the IRS to extend the period for assessing any tax which is attributable to any item required to be taken account of by a Partner for tax purposes, or an item affected by such item; and

                  (f) to take any other action on behalf of the Partners or the Partnership in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

                  The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the General Partner set forth in Section 7.7 of this Agreement shall be fully applicable to the tax matters partner in its capacity as such.

      C. The tax matters partner shall receive no compensation for its services. All third party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable.

      Section 10.4 Organizational Expenses

      The Partnership shall elect to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a sixty (60) month period as provided in
Section 709 of the Code.

      Section 10.5 Withholding

      Each Limited Partner hereby authorizes the Partnership to withhold from, or pay on behalf of or with respect to, such Limited Partner any amount of federal, state, local, or foreign taxes that the General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Section 1441, 1442, 1445 or 1446 of the Code. Any amount paid on behalf of or with respect to a Limited Partner shall constitute a loan by the Partnership to such Limited Partner, which loan shall be repaid by such Limited Partner within fifteen (15) days after notice from the General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution which would otherwise be made to the

Limited Partner; or (ii) the General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the available funds of the Partnership which would, but for such payment, be distributed to the Limited Partner. Any amounts withheld pursuant to the foregoing clause (i) or (ii) shall be treated as having been distributed to such Limited Partner. Each Limited Partner hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner's Partnership Interest to secure such Limited Partner's obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 10.5. If a Limited Partner fails to pay any amounts owed to the Partnership pursuant to this Section 10.5 when due, the General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner. Without limitation, in such event the General Partner shall have the right to receive distributions that would otherwise be distributable to such defaulting Limited Partner until such time as such loan, together with all interest thereon, has been paid in full, and any such distributions so received by the General Partner shall be treated as having been distributed to the defaulting Limited Partner and immediately paid by the defaulting Limited Partner to the General Partner in repayment of such loan. Any amounts payable by a Limited Partner hereunder shall bear interest at the lesser of (A) the base rate on corporate loans at large United States money center commercial banks, as published from time to time in The Wall Street Journal, plus four (4) percentage points, or (B) the maximum lawful rate of interest on such obligation, such interest to accrue from the date such amount is due (i.e., fifteen (15) days after demand) until such amount is paid in full. Each Limited Partner shall take such actions as the Partnership or the General Partner shall request in order to perfect or enforce the security interest created hereunder.

                                   ARTICLE 11
                            TRANSFERS AND WITHDRAWALS

      Section 11.1 Transfer

      A. The term "transfer," when used in this Article 11 with respect to a Partnership Interest or Partnership Unit, shall be deemed to refer to a transaction by which the General Partner purports to assign all or any part of its General Partner Interest to another Person or by which a Limited Partner purports to assign all or any part of its Limited Partner Interest to another Person, and includes a sale, assignment, gift, pledge, encumbrance, hypothecation, mortgage, exchange or any other disposition by operation of law or otherwise. The term "transfer" when used in this Article 11 does not include any redemption or repurchase of Partnership Interests by the Partnership from a Partner or any acquisition of Partnership Units from a Limited Partner by the General Partner pursuant to Section 8.6. No part of the interest of a Limited Partner shall be subject to the claims of any creditor, any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement or consented to by the General Partner.

      B. No Partnership Interest shall be transferred, in whole or in part, except in accordance with the terms and conditions set forth in this Article 11. Any transfer or purported transfer of a Partnership Interest not made in accordance with this Article 11 shall be null and void.

      Section 11.2 Transfer of the General Partner Interest and General
                   Partner's Limited Partner Interest; Extraordinary
                   Transactions

      A. The General Partner may not transfer any of its General Partner Interest or withdraw as General Partner, and the General Partner may not transfer any of its Limited Partner Interest, or engage in an Extraordinary Transaction, except, in any such case, (i) if such Extraordinary Transaction is, or such transfer or withdrawal is pursuant to an Extraordinary Transaction that is, permitted under Section 11.2.B or (ii) if Limited Partners holding at least a majority of the Percentage Interests of the Limited Partners (including Limited Partner Interests held by the General Partner or its Affiliates) consent to such transfer or withdrawal or Extraordinary Transaction, or (iii) if such transfer is to an entity that is wholly owned by the General Partner and is a Qualified REIT Subsidiary under Section 856(i) of the Code.

      B. The General Partner is permitted to engage in the following Extraordinary Transactions without the approval or vote of the Limited Partners:

                  (i) an Extraordinary Transaction in connection with which all Limited Partners either will receive, or will have the right to elect to receive, for each Partnership Unit an amount of cash, securities, or other property equal to the product of the REIT Shares Amount and the greatest amount of cash, securities or other property paid to a holder of one REIT Share in consideration of one REIT Share pursuant to the terms of the Extraordinary Transaction; provided, that, if, in connection with the Extraordinary Transaction, a purchase, tender or exchange offer shall have been made to and accepted by the holders of the outstanding REIT Shares, each holder of Partnership Units shall receive, or shall have the right to elect to receive, the greatest amount of cash, securities, or other property which such holder would have received had it exercised its Redemption Right (as set forth in Section 8.6) and received REIT Shares in exchange for its Partnership Units immediately prior to the expiration of such purchase, tender or exchange offer and had thereupon accepted such purchase, tender or exchange offer and then such Extraordinary Transaction shall have been consummated; and

                  (ii) a merger (including a triangular merger), consolidation or other combination with or into another Person, or any issuance of equity securities in exchange assets if: (w) immediately after such Extraordinary Transaction, substantially all of the assets directly or indirectly owned by the surviving entity, other than Partnership Units held by the General Partner, are owned directly or indirectly by the Partnership or another limited partnership or limited liability company which is the survivor of a merger, consolidation or combination of assets with the Partnership (in each case, the "Surviving Partnership"); (x) the Limited Partners own a percentage interest of the Surviving Partnership based on the relative fair market value of the net assets of the Partnership (as determined pursuant to Section 11.2.C) and the other net assets of the Surviving Partnership (as determined pursuant to Section 11.2.C) immediately prior to the consummation of such transaction; (y) the rights, preferences and privileges of the Limited Partners in the Surviving Partnership are at least as favorable as those in effect immediately prior to the consummation of such transaction and as those applicable to any other limited partners or non-managing members of the Surviving Partnership; and (z) such rights of the Limited Partners include the right to exchange their interests in the Surviving Partnership for at least one of: (a) the consideration available to such Limited Partners pursuant to Section 11.2.B(i) or (b) if the ultimate controlling person of the Surviving Partnership has publicly traded common equity securities, such common equity securities, with an exchange ratio based on the relative fair market value of such securities (as determined pursuant to Section 11.2.C) compared to the fair market of value the REIT Shares.

      C. In connection with any transaction permitted by Section 11.2.B, the relative fair market values of the securities of the ultimate controlling person of the Surviving Partnership compared to the REIT Shares shall be reasonably determined by the General Partner as of the time of such transaction and, to the extent applicable, shall be no less favorable to the Limited Partners than the relative values reflected in the terms of such transaction.

      Section 11.3 Limited Partners' Rights to Transfer

      A. Subject to the provisions of Sections 11.3.C, 11.3.D, 11.3.E, 11.4 and 11.6, a Limited Partner (other than the General Partner) may transfer, with or without the consent of the General Partner, all or any portion of its Partnership Interest, or any of such Limited Partner's economic rights as a Limited Partner.

      B. If a Limited Partner is subject to Incapacity, the executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner's estate shall have all of the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate and such power as the Incapacitated Limited Partner possessed to transfer all or any part of his or its interest in the

Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

      C. The General Partner may prohibit any transfer by a Limited Partner of its Partnership Units if, in the opinion of legal counsel to the Partnership, such transfer would require filing of a registration statement under the Securities Act of 1933 or would otherwise violate any federal or state securities laws or regulations applicable to the Partnership or the Partnership Units.

      D. No transfer by a Limited Partner of its Partnership Units may be made to any Person if (i) in the opinion of legal counsel for the Partnership, it would result in the Partnership being treated as an association taxable as a corporation; (ii) it is made within one year after the consummation of the initial public offering of the General Partner; (iii) such transfer is effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" with the meaning of Section 7704 of the Code; (iv) such transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), a "party-in-interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975(c) of the Code); (v) such transfer would, in the opinion of legal counsel for the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.2-101; or (vi) such transfer would subject the Partnership to be regulated under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or ERISA, each as amended.

      E. No transfer of any Partnership Units may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability, without the consent of the General Partner, in its sole and absolute discretion; provided, that as a condition to such consent the lender will be required to enter into an arrangement with the Partnership and the General Partner to redeem for the Cash Amount any Partnership Units in which a security interest is held simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

      Section 11.4 Substituted Limited Partners

      A. No Limited Partner shall have the right to substitute a transferee as a Limited Partner in his place. The General Partner shall, however, have the right to consent to the admission of a transferee of the interest of a Limited Partner pursuant to this Section 11.4 as a Substituted Limited Partner, which consent may be given or withheld by the General Partner in its sole and absolute discretion. The General Partner's failure or refusal to permit a transferee of any such interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or any Partner.

      B. A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement. The admission of any transferee as a Substituted Limited Partner shall be conditioned upon the transferee executing and delivering to the Partnership an acceptance of all the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.

      C. Upon the admission of a Substituted Limited Partner, the General Partner shall amend Exhibit A to reflect the name, address, number of Partnership Units, and Percentage Interest of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and interest of the predecessor of such Substituted Limited Partner.

      Section 11.5 Assignees

      If the General Partner, in its sole and absolute discretion, does not consent to the admission of any permitted transferee as a Substituted Limited Partner, as described in Section 11.4, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be deemed to have had assigned to it, and shall be entitled to receive distributions from the Partnership and the share of Profits, Losses, and any other items, gain, loss deduction and credit of the Partnership attributable to the Partnership Units assigned to such transferee, but except as otherwise provided in Section 8.6 hereof shall not be deemed to be a holder of Partnership Units for any other purpose under this Agreement, and shall not be entitled to vote such Partnership Units in any matter presented to the Limited Partners for a vote (such Partnership Units being deemed to have been voted on such matter in the same proportion as all other Partnership Units held by Limited Partners are voted). If any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all of the provisions of this Article 11 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Units.

      Section 11.6 General Provisions

      A. No Limited Partner may withdraw from the Partnership other than as a result of a permitted transfer of all of such Limited Partner's Partnership Units in accordance with this Article 11 or pursuant to redemption of all of its Partnership Units under Section 8.6.

      B. Any Limited Partner who shall transfer all of its Partnership Units in a transfer permitted pursuant to this Article 11 shall cease to be a Limited Partner upon the admission of all Assignees of such Partnership Units as Substitute Limited Partners. Similarly, any Limited Partner who shall transfer all of its Partnership Units pursuant to a redemption of all of its Partnership Units under
Section 8.6 shall cease to be a Limited Partner.

      C. Transfers pursuant to this Article 11 may only be made on the first day of a fiscal quarter of the Partnership, unless the General Partner otherwise agrees.

      D. If any Partnership Interest is transferred or assigned during any quarterly segment of the Partnership's fiscal year in compliance with the provisions of this Article 11 or redeemed or transferred pursuant to Section 8.6 on any day other than the first day of a Partnership Year, then Profits, Losses, each item thereof and all other items attributable to such interest for such Partnership Year shall be divided and allocated between the transferor Partner and the transferee Partner by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using the interim closing of the books method. Solely for purposes of making such allocations, each of such items for the calendar month in which the transfer or assignment occurs shall be allocated to the transferee Partner, and none of such items for the calendar month in which a redemption occurs shall be allocated to the Redeeming Partner; provided, however, that the General Partner may adopt such other conventions relating to allocations in connection with transfers, assignments or redemptions as it determines are necessary or appropriate. All distributions of cash attributable to such Partnership Unit with respect to which the Partnership Record Date is before the date of such transfer, assignment, or redemption shall be made to the transferor Partner or the Redeeming Partner, as the case may be, and in the case of a transfer or assignment other than a redemption, all distributions of cash thereafter attributable to such Partnership Unit shall be made to the transferee Partner.

      E. In addition to any other restrictions on transfer herein contained, including, without limitation, the provisions of this Article 11, in no event may any transfer or assignment of a Partnership Interest by any Partner (including pursuant to Section 8.6 hereof) be made without the express consent of the General Partner, in its sole and absolute discretion, (i) to any person or entity who lacks the legal right, power or capacity to own a Partnership Interest; (ii) in violation of applicable law; (iii) of any component portion of a Partnership Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Partnership Interest; (iv) if, in the opinion of legal counsel to the Partnership experienced in such matters such transfer would cause a termination of the Partnership for federal or state income tax purposes (except as a result of the redemption or exchange for REIT Shares of all Partnership Units held by all Limited Partners or pursuant to a transaction expressly permitted under Section 11.2); (v) if, in the opinion of counsel to the Partnership experienced in such matters, such transfer would cause the Partnership to cease to be classified as a partnership for federal income tax purposes (except as a result of the redemption or exchange for REIT Shares of all Partnership Units held by all Limited Partners or pursuant to a transaction expressly permitted under Section 11.2); (vi) if such transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a "party-in-interest" (as defined in Section 3(14) of ERISA) or a "disqualified person" (as defined in Section 4975(c) of the
Code); (vii) if such transfer would, in the opinion of counsel to the Partnership experienced in such matters, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 25101.2-101; (viii) if such transfer requires the registration of such Partnership Interest pursuant to any applicable federal or state securities laws; (ix) if such transfer is effectuated through an "established securities market" or a "secondary market" (or the substantial equivalent thereof) within the meaning of Section 7704 of the Code or such transfer causes the Partnership to become a "publicly traded partnership," as such term is defined in Section 469(k)(2) or Section 7704(b) of the Code (provided, that this clause (ix) shall not be the basis for limiting or restricting in any manner the exercise of the Redemption Right under Section 8.6 hereof unless, and only to the extent that, outside tax counsel experienced in such matters provides to the General Partner an opinion to the effect that, in the absence of such limitation or restriction, there is a significant risk that the Partnership will be treated as a "publicly traded partnership" and, by reason thereof, taxable as a corporation); (x) if such transfer subjects the Partnership to regulation under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or ERISA, each as amended; (xi) such transfer could adversely affect the ability of the General Partner to remain qualified as a REIT; or (xii) if in the opinion of independent legal counsel experienced in such matters for the transferring Partner (which opinion and counsel shall be reasonably satisfactory to the Partnership) or legal counsel for the Partnership, such transfer would adversely affect the ability of the General Partner to continue to qualify as a REIT or subject the General Partner to any additional taxes under Section 857 or Section 4981 of the Code.

      F. The General Partner shall monitor the transfers of interests in the Partnership to determine (i) if such interests are being traded on an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code and (ii) whether additional transfers of interests would result in the Partnership being unable to qualify for at least one of the "safe harbors" set forth in Regulations Section 1.7704-1 (or such other guidance subsequently published by the IRS setting forth safe harbors under which interests will not be treated as "readily tradable on a secondary market (or the substantial equivalent thereof)" within the meaning of Section 7704 of the Code) (the "Safe Harbors"). The General Partner shall take all steps reasonably necessary or appropriate in its sole an absolute discretion to prevent any trading of interests or any recognition by the Partnership of transfers made on such markets and, except as otherwise provided herein, to insure that at least one of the Safe Harbors is met; provided, however, that the foregoing shall not authorize the General Partner to limit or restrict in any manner the right of the holder of a Partnership Unit to exercise the Redemption Right in accordance with the terms of Section 8.6 unless, and only to the extent that, outside tax counsel experienced in such matters provides to the General Partner an opinion to the effect that, in the absence of such limitation or restriction, there is a significant risk that the Partnership will be treated as a "publicly traded partnership" and, by reason thereof, taxable as a corporation.

                                   ARTICLE 12
                              ADMISSION OF PARTNERS

      Section 12.1 Admission of Successor General Partner

      A successor to all of the General Partner Interest pursuant to Section
11.2 hereof who is proposed to be admitted as a successor General Partner shall be admitted to the Partnership as the General Partner, effective upon such transfer. Any such transferee shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. In the case of such admission on any day other than the first day of a Partnership Year, all items attributable to the General Partner Interest for such Partnership Year shall be allocated between the transferring General Partner and such successor as provided in Section 11.6.D hereof.

      Section 12.2 Admission of Additional Limited Partners

      A. After the admission to the Partnership of the initial Limited Partners on the date hereof, a Person who makes a Capital Contribution to the Partnership in accordance with this Agreement shall be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the General Partner (i) evidence of acceptance in form satisfactory to the General Partner of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof and (ii) such other documents or instruments as may be required in the discretion of the General Partner in order to effect such Person's admission as an Additional Limited Partner.

      B. Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the General Partner, which consent may be given or withheld in the General Partner's sole and absolute discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the General Partner to such admission.

      C. If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Profits, Losses, each item thereof and all other items allocable among Partners and Assignees for such Partnership Year shall be allocated among such Additional Limited Partner and all other Partners and Assignees by taking into account their varying interests during the Partnership Year in accordance with Section 706(d) of the Code, using any convention permitted by law and selected by the General Partner. Solely for purposes of making such allocations, each such item for the calendar month in which an admission of any Additional Limited Partner occurs shall be allocated among all of the Partners and Assignees, including such Additional Limited Partner; provided, however, that the General Partner may adopt such other conventions relating to allocations to Additional Limited Partners as it determines are necessary or appropriate. All distributions of cash with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees, other than the Additional Limited Partner, and all distributions of cash thereafter shall be made to all of the Partners and Assignees, including such Additional Limited Partner.

      Section 12.3 Amendment of Agreement and Certificate of Limited Partnership

      For the admission to the Partnership of any Partner, the General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A) and, if required by law, shall prepare and file an amendment to the Certificate of Limited Partnership and may for this purpose exercise the power of attorney granted pursuant to Section 2.4 hereof.

                                   ARTICLE 13
                    DISSOLUTION, LIQUIDATION AND TERMINATION

      Section 13.1 Dissolution

      The Partnership shall not be dissolved by the admission of Substituted Limited Partners or Additional Limited Partners or by the admission of a successor General Partner in accordance with the terms of this Agreement. Upon the withdrawal of the General Partner, any successor General Partner shall continue the business of the Partnership. The Partnership shall dissolve, and its affairs shall be wound up, only upon the first to occur of any of the following ("Liquidating Events"):

      A. the expiration of its term as provided in Section 2.5 hereof;

      B. an event of withdrawal of the General Partner, as defined in the Act (other than an event of bankruptcy), unless, within ninety (90) days after such event of withdrawal Partners holding a majority of the Percentage Interests of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a successor General Partner;

      C. from and after the date of this Agreement through December 31, 2048, an election to dissolve the Partnership made by the General Partner with the Consent of Partners holding eighty-five percent (85%) of the Percentage Interests of the Limited Partners (including Limited Partner Interests held by the General Partner);

      D. on or after January 1, 2049, an election to dissolve the Partnership made by the General Partner, in its sole and absolute discretion;

      E. entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act;

      F. the sale of all or substantially all of the assets and properties of the Partnership; or

      G. a final and non-appealable judgment is entered by a court of competent jurisdiction ruling that the General Partner is bankrupt or insolvent, or a final and non-appealable order for relief is entered by a court with appropriate jurisdiction against the General Partner, in each case under any federal or state bankruptcy or insolvency laws as now or hereafter in effect, unless prior to the entry of such order or judgment all of the remaining Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of a date prior to the date of such order or judgment, of a substitute General Partner.

      Section 13.2 Winding-Up

      A. Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets, and satisfying the claims of its creditors and Partners. No Partner shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The General Partner, or, if there is no remaining General Partner, any Person elected by a majority in interest of the Limited Partners (the General Partner or such other Person being referred to herein as the "Liquidator"), shall be responsible for overseeing the winding up and dissolution of the Partnership and shall take full account of the Partnership's liabilities and property and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the General Partner, include shares of common stock in the General Partner) shall be applied and distributed in the following order:

                  (a) First, to the payment and discharge of all of the Partnership's debts and liabilities to creditors other than the Partners;

                  (b) Second, to the payment and discharge of all of the Partnership's debts and liabilities to the General Partner;

                  (c) Third, to the payment and discharge of all of the Partnership's debts and liabilities to the other Partners; and

                  (d) The balance, if any, to the General Partner and Partners in accordance with their Capital Accounts, after giving effect to all contributions, distributions, and allocations for all periods.

                  The General Partner shall not receive any additional compensation for any services performed pursuant to this Article 13.

      B. Notwithstanding the provisions of Section 13.2.A hereof which require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Partners, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Partners as creditors) and/or distribute to the Partners, in lieu of cash, as tenants in common and in accordance with the provisions of Section 13.2.A hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Partners, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

      C. In the discretion of the Liquidator, a pro rata portion of the distributions that would otherwise be made to the General Partner and Limited Partners pursuant to this Article 13 may be:

                  (a) distributed to a trust established for the benefit of the General Partner and Limited Partners for the purposes of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or the General Partner arising out of or in connection with the Partnership. The assets of any such trust shall be distributed to the General Partner and Limited Partners from time to time, in the reasonable discretion of the Liquidator, in the same proportions as the amount distributed to such trust by the Partnership would otherwise have been distributed to the General Partner and Limited Partners pursuant to this Agreement; or

                  (b) withheld or escrowed to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership; provided, that such withheld or escrowed amounts shall be distributed to the General Partner and Limited Partners in the manner and order of priority set forth in Section 13.2.A as soon as practicable.

      Section 13.3 Deemed Distribution and Recontribution

      Notwithstanding any other provision of this Article 13, if the Partnership is considered "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), but no Liquidating Event has occurred, the Partnership's property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged, and the Partnership's affairs shall not be wound up. Instead, for federal income tax purposes, the Partnership shall be deemed to have contributed the Partnership property to a new partnership, in exchange for an interest in the new partnership, which new partnership shall be deemed to have assumed and taken such property subject to all Partnership liabilities. Immediately thereafter, the Partnership shall be deemed to have distributed the interests in the new partnership in liquidation of the Partnership, to the General Partner and the Limited Partners, in proportion to their respective Partnership Interests for the continuation of the business.

      Section 13.4 Rights of Limited Partners

      Except as otherwise provided in this Agreement, each Limited Partner shall look solely to the assets of the Partnership for the return of its Capital Contributions and shall have no right or power to demand or receive property other than cash from the Partnership. Except as otherwise provided in this Agreement, no Limited Partner shall have priority over any other Partner as to the return of its Capital Contributions, distributions, or allocations.

      Section 13.5 Notice of Dissolution

      If a Liquidating Event occurs or an event occurs that would, but for the provisions of an election or objection by one or more Partners pursuant to
Section 13.1, result in a dissolution of the Partnership, the General Partner shall, within thirty (30) days thereafter, provide written notice thereof to each of the Partners.

      Section 13.6 Termination of Partnership and Cancellation of Certificate of
                   Limited Partnership

      Upon the completion of the liquidation of the Partnership's assets, as provided in Section 13.2 hereof, the Partnership shall be terminated, a certificate of cancellation shall be filed, and all qualifications of the Partnership as a foreign limited partnership in jurisdictions other than the State of Delaware shall be canceled and such other actions as may be necessary to terminate the Partnership shall be taken.

      Section 13.7 Reasonable Time for Winding-Up

      A reasonable time shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 13.2 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between the Partners during the period of liquidation.

      Section 13.8 Waiver of Partition

      Each Partner hereby waives any right to partition of the Partnership property.

      Section 13.9 Liability of Liquidator

      The Liquidator shall be indemnified and held harmless by the Partnership in the same manner and to the same degree as an Indemnitee may be indemnified pursuant to Section 7.7 hereof.

                                   ARTICLE 14
                  AMENDMENT OF PARTNERSHIP AGREEMENT; MEETINGS

      Section 14.1 Amendments

      A. Amendments to this Agreement may be proposed by the General Partner or by any Limited Partners (other than the General Partner) holding twenty percent (20%) or more of the Partnership Interests. Following such proposal, the General Partner shall submit any proposed amendment to the Limited Partners. The General Partner shall seek the written vote of the Partners on the proposed amendment or shall call a meeting to vote thereon and to transact any other business that it may deem appropriate. For purposes of obtaining a written vote, the General Partner may require a response within a reasonable specified time, but not less than fifteen (15) days, and failure to respond in such time period shall constitute a vote which is consistent with the General Partner's recommendation with respect to the proposal. Except as provided in Section 13.1.C, 14.1.B, 14.1.C or 14.1.D, or in connection with an amendment made to reflect the issuance of additional Partnership Interests and the relative rights, powers and duties incident thereto, a proposed amendment shall be adopted and be effective as an amendment hereto if it is approved by the General Partner and it receives the Consent of Partners holding a majority of the Percentage Interests of the Limited Partners (including Limited Partner Interests held by the General Partner); provided, that an action shall become effective at such time as the requisite consents are received even if prior to such specified time.

      B. Notwithstanding Section 14.1.A, the General Partner shall have the power, without the consent of the Limited Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

                  (a) to add to the obligations of the General Partner or surrender any right or power granted to the General Partner or any Affiliate of the General Partner for the benefit of the Limited Partners;

                  (b) to reflect the admission, substitution, termination, or withdrawal of Partners in accordance with this Agreement;

                  (c) to set forth and reflect in the Agreement the designations, rights, powers, duties, and preferences of the holders of any additional Partnership Interests issued pursuant to Section 4.2.A hereof;

                  (d) to reflect a change that is of an inconsequential nature and does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement; and

                  (e) to satisfy any requirements, conditions, or guidelines contained in any order, directive, opinion, ruling or regulation of a federal or state agency or contained in federal or state law.

                  The General Partner shall provide notice to the Limited Partners when any action under this Section 14.1.B is taken.

      C. Notwithstanding Sections 14.1.A and 14.1.B hereof, this Agreement shall not be amended without the Consent of each Partner adversely affected if such amendment would (i) convert a Limited Partner's interest in the Partnership into a General Partner Interest; (ii) modify the limited liability of a Limited Partner in a manner adverse to such Limited Partner; (iii) alter rights of the Partner (other than as a result of the issuance of Partnership Interests) to receive distributions pursuant to Article 5 or Article 13 or the allocations specified in Article 6 (except as permitted pursuant to Section 4.2 and Section 14.1.B(c) hereof); (iv) alter or modify a Redemption Right and REIT Shares Amount as set forth in Sections 8.6 and 11.2.B, and the related definitions, in a manner adverse to such Partner; (v) cause the termination of the Partnership prior to the time set forth in Section 2.5 or 13.1; or (vi) amend this Section

14.1.C. Further, no amendment may alter the restrictions on the General Partner's authority set forth in Section 7.3 without the Consent specified in that section.

      D. Notwithstanding anything in this Article 14 or elsewhere in this Agreement to the contrary, any amendment and restatement of Exhibit A authorized or permitted by this Agreement, whether pursuant to Section 7.1.A(w) hereof or otherwise, shall not be deemed an amendment of this Agreement and may be done at any time and from time to time, as necessary by the General Partner without the Consent of the Limited Partners.

      Section 14.2 Meetings of the Partners

      A. Meetings of the Partners may be called by the General Partner and shall be called upon the receipt by the General Partner of a written request by Limited Partners (other than the General Partner) holding twenty percent (20%) or more of the Partnership Interests. The request shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners not less than seven (7) days nor more than thirty (30) days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or Consent of the Partners is permitted or required under this Agreement, such vote or Consent may be given at a meeting of the Partners or may be given in accordance with the procedure prescribed in Section 14.1.A hereof. Except as otherwise expressly provided in this Agreement, the Consent of holders of a majority of the Percentage Interests held by Limited Partners (including Limited Partner Interests held by the General Partner) shall control.

      B. Any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement). Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement). Such consent shall be filed with the General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

      C. Each Limited Partner may authorize any Person or Persons to act for him by proxy on all matters in which a Limited Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Limited Partner or his attorney-in-fact. No proxy shall be valid after the expiration of twelve (12) months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Limited Partner executing it, such revocation to be effective upon the Partnership's receipt of written notice of such revocation from the Limited Partner executing such proxy.

      D. Each meeting of the Partners shall be conducted by the General Partner or such other Person as the General Partner may appoint pursuant to such rules for the conduct of the meeting as the General Partner or such other Person deems appropriate. Without limitation, meetings of Partners may be conducted in the same manner as meetings of the stockholders of the General Partner and may be held at the same time, and as part of, meetings of the stockholders of the General Partner.

                                   ARTICLE 15
                               GENERAL PROVISIONS

      Section 15.1 Addresses and Notice

      Any notice, demand, request or report required or permitted to be given or made to a Partner or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication to the Partner or Assignee at the address set forth in Exhibit A or such other address of which the Partner shall notify the General Partner in writing.

      Section 15.2 Titles and Captions

      All article or section titles or captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" and "Sections" are to Articles and Sections of this Agreement.

      Section 15.3 Pronouns and Plurals

      Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.

      Section 15.4 Further Action

      The parties shall execute and deliver all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

      Section 15.5 Binding Effect

      This Agreement shall be binding upon and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

      Section 15.6 Creditors

      Other than as expressly set forth herein with respect to the Indemnitees, none of the provisions of this Agreement shall be for the benefit of, or shall be enforceable by, any creditor of the Partnership.

      Section 15.7 Waiver

      No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

      Section 15.8 Counterparts

      This Agreement may be executed in counterparts, all of which together shall constitute one agreement binding on all of the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

      Section 15.9 Applicable Law

      This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

      Section 15.10 Invalidity of Provisions

      If any provision of this Agreement shall to any extent be held void or unenforceable (as to duration, scope, activity, subject or otherwise) by a court of competent jurisdiction, such provision shall be deemed to be modified so as to constitute a provision conforming as nearly as possible to the original provision while still remaining valid and enforceable. In such event, the remainder of this Agreement (or the application of such provision to persons or circumstances other than those in respect of which it is deemed to be void or unenforceable) shall not be affected thereby. Each other provision of this Agreement, unless specifically conditioned upon the voided aspect of such provision, shall remain valid and enforceable to the fullest extent permitted by law; any other provisions of this Agreement that are specifically conditioned on the voided aspect of such invalid provision shall also be deemed to be modified so as to constitute a provision conforming as nearly as possible to the original provision while still remaining valid and enforceable to the fullest extent permitted by law.

      Section 15.11 Entire Agreement

      This Agreement contains the entire understanding and agreement among the Partners with respect to the subject matter hereof and supersedes any other prior written or oral understandings or agreements among them with respect thereto.

      Section 15.12 No Rights as Stockholders

      Nothing contained in this Agreement shall be construed as conferring upon the holders of the Partnership Units any rights whatsoever as stockholders of the General Partner, including, without limitation, any right to receive dividends or other distributions made to stockholders of the General Partner or to vote or to consent or receive notice as stockholders in respect to any meeting of stockholders for the election of directors of the General Partner or any other matter.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                       GENERAL PARTNER:

                                       MACKLOWE PROPERTIES, INC.


                                       By:______________________________
                                          Name:
                                          Title:

                         LIMITED PARTNER SIGNATURE PAGE

      The undersigned, desiring to become one of the within named Limited Partners of Macklowe Properties, L.P., hereby becomes a party to the Agreement of Limited Partnership of Macklowe Properties, L.P. by and among Macklowe Properties, Inc. and such Limited Partners, dated as of ________, 1998. The undersigned agrees that this signature page may be attached to any counterpart of said Agreement of Limited Partnership.

      Signature Line for Limited Partner:

                                       MACKLOWE PROPERTIES, INC.


                                       By:______________________________
                                          Name:
                                          Title:

Address of Limited Partner:            142 West 57th Street
                                       New York, New York 10019

                             [OTHER SIGNATURE PAGES]

                                                                      Exhibit  A

                Partners' Contributions and Partnership Interests

GENERAL PARTNER

Macklowe Properties, Inc.

      Address for notices:

      142 West 57th Street
      New York, New York 10019
      Attention: Warren D. Cole

      with a copy to:

      Rogers & Wells LLP
      200 Park Avenue
      New York, New York 10166
      Attention: Robert E. King, Jr.

COMMON LIMITED PARTNERS



CLASS B LIMITED PARTNERS

                                                                       Exhibit B

                              Notice of Redemption

      The undersigned Limited Partner hereby irrevocably (i) redeems [_____] Partnership Units in Macklowe Properties, L.P. in accordance with the terms of the Agreement of Limited Partnership of Macklowe Properties, L.P. and the Redemption Right referred to therein; (ii) surrenders such Partnership Units and all right, title and interest therein; and (iii) directs that the Cash Amount or REIT Shares Amount (as determined by the General Partner) deliverable upon exercise of the Redemption Right be delivered to the address specified below, and if REIT Shares are to be delivered, such REIT Shares be registered or placed in the name(s) and at the address(es) specified below. The undersigned hereby, represents, warrants, and certifies that the undersigned (a) has marketable and unencumbered title to such Partnership Units, free and clear of the rights or interests of any other person or entity; (b) has the full right, power, and authority to redeem and surrender such Partnership Units as provided herein; and
(c) has obtained the consent or approval of all person or entities, if any, having the right to consent or approve such redemption and surrender. Capitalized terms used herein and not otherwise defined shall have the meaning ascribed to them in the Agreement of Limited Partnership of Macklowe Properties, L.P.


Dated:________________________


                                       Name of Limited Partner:

                                       _________________________________________
                                                    (Please Print)


                                       _________________________________________
                                                  (Signature of Partner)


                                       _________________________________________
                                                    (Street Address)


                                       _________________________________________
                                       (City)           (State)       (Zip Code)



                                       Signature Guaranteed By:
                                       _________________________________________

If REIT Shares are to be issued, issue to:


Name:


_________________________________________


Please insert social security or identifying number:

_________-___________-_____________